      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 30, 1997

                                               SECURITIES ACT FILE NO. 333-25487
                                        INVESTMENT COMPANY ACT FILE NO. 811-8476
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-2
                            ------------------------

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] PRE-EFFECTIVE AMENDMENT NO. 3

[ ] POST-EFFECTIVE AMENDMENT NO.
                                     AND/OR

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT

   COMPANY ACT OF 1940 AMENDMENT NO. 4

                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                            ------------------------

                              ONE CORPORATE CENTER
                            RYE, NEW YORK 10580-1434
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 422-3554

                                BRUCE N. ALPERT
                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              ONE CORPORATE CENTER
                            RYE, NEW YORK 10580-1434
                                 (914) 921-5100
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

     RICHARD T. PRINS, ESQ.              JAMES E. MCKEE, ESQ.              GARY S. SCHPERO, ESQ.
     SKADDEN, ARPS, SLATE,                THE GABELLI GLOBAL             SIMPSON THACHER & BARTLETT
       MEAGHER & FLOM LLP               MULTIMEDIA TRUST INC.               425 LEXINGTON AVENUE
        919 THIRD AVENUE                 ONE CORPORATE CENTER             NEW YORK, NEW YORK 10017
    NEW YORK, NEW YORK 10022           RYE, NEW YORK 10580-1434                (212) 455-2000
         (212) 735-3000                     (914) 921-5100

                            ------------------------
     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [ ]  When declared effective pursuant to section 8(c).

     If appropriate, check the following box:

     [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

     [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement
for the same offering is           .

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]
                            ------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

============================================================================================================
                                                                               PROPOSED
                                                                               MAXIMUM
                                                              PROPOSED        AGGREGATE
                                           AMOUNT BEING   MAXIMUM OFFERING     OFFERING        AMOUNT OF
  TITLE OF SECURITIES BEING REGISTERED      REGISTERED    PRICE PER SHARE      PRICE(1)     REGISTRATION FEE
------------------------------------------------------------------------------------------------------------
  % Cumulative Preferred Stock.......... 1,250,000 Shares       $25          $31,250,000       $9,470(2)
============================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.

(2) $9,091 previously paid.
                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

                             CROSS-REFERENCE SHEET
                            PURSUANT TO RULE 481(a)

                    N-2 ITEM NUMBER                        LOCATION IN PART A (CAPTION)
       ------------------------------------------------------------------------------------------
PART A
  1.   Outside Front Cover....................... Outside Front Cover Page
  2.   Inside Front and Outside Back Cover
         Page.................................... Outside Front Cover Page; Inside Front Cover
                                                   Page
  3.   Fee Table and Synopsis.................... Not Applicable
  4.   Financial Highlights...................... Financial Highlights
  5.   Plan of Distribution...................... Outside Front Cover Page; Prospectus Summary;
                                                   Underwriting
  6.   Selling Shareholders...................... Not Applicable
  7.   Use of Proceeds........................... Use of Proceeds; Investment Objectives and
                                                   Policies
  8.   General Description of the Registrant..... Outside Front Cover Page; Prospectus Summary;
                                                   The Fund; Investment Objectives and Policies;
                                                   Other Investments; Special Investment Methods;
                                                   Risk Factors & Special Considerations;
                                                   Description of Cumulative Preferred Stock
  9.   Management................................ Outside Prospectus Summary; Management of the
                                                   Fund; Custodian, Transfer Agent and
                                                   Dividend-Disbursing Agent
 10.   Capital Stock, Long-Term Debt, and Other
         Securities.............................. Outside Front Cover Page; Prospectus Summary;
                                                   Capitalization; Investment Objectives and
                                                   Policies; Description of Cumulative Preferred
                                                   Stock; Description of Capital Stock and Other
                                                   Securities; Taxation
 11.   Defaults and Arrears on Senior
         Securities.............................. Not Applicable
 12.   Legal Proceedings......................... Not Applicable
 13.   Table of Contents of the Statement of
         Additional Information.................. Table of Contents of the Statement of Additional
                                                   Information
PART B                                           LOCATION IN STATEMENT OF ADDITIONAL INFORMATION
                                                 ------------------------------------------------
                                                 Outside Front Cover Page
 14.   Cover Page................................
                                                 Outside Front Cover Page
 15.   Table of Contents.........................
                                                 The Fund
 16.   General Information and History...........
                                                 Investment Objectives and Policies; Investment
 17.   Investment Objectives and Policies........   Restrictions
                                                 Management of the Fund
 18.   Management................................
 19.   Control Persons and Principal Holders of  Management of the Fund; Beneficial Owner
         Securities..............................
                                                 The Adviser
 20.   Investment Advisory and Other Services....
 21.   Brokerage Allocation and Other            Portfolio Transactions
         Practices...............................
                                                 Taxation
 22.   Tax Status................................
                                                 Financial Statements
 23.   Financial Statements......................

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                   SUBJECT TO COMPLETION, DATED MAY 30, 1997

PROSPECTUS
                                1,250,000 SHARES

                               THE GABELLI GLOBAL

                             MULTIMEDIA TRUST INC.

                           % CUMULATIVE PREFERRED STOCK
                     (LIQUIDATION PREFERENCE $25 PER SHARE)
                                                           [GABELLI GLOBAL LOGO]

                            ------------------------

    The   % Cumulative Preferred Stock, liquidation preference $25 per share
(the "Cumulative Preferred Stock"), to be issued by The Gabelli Global Multimedia Trust Inc. (the "Fund") will be senior securities of the Fund. Prior to this offering, there has been no public market for the Cumulative Preferred Stock. The Fund is a closed-end non-diversified management investment company. The Fund's primary investment objective is long-term growth of capital, primarily through investment in a portfolio of common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing and entertainment industries. Income is a secondary objective of the Fund. Gabelli Funds, Inc. is the Fund's investment adviser.

    Dividends on the Cumulative Preferred Stock offered hereby, at the annual
rate of     % of the liquidation preference of $25 per share, are cumulative from the Date of Original Issue thereof and are payable semi-annually on June 26 and December 26 in each year, commencing on December 26, 1997.

    During the Fund's last two fiscal years, distributions paid by the Fund on its Common Stock have consisted of Ordinary Income Dividends (as defined below) and Capital Gain Dividends (as defined below), and under current market conditions it is expected that dividends paid on the Cumulative Preferred Stock similarly will consist of Ordinary Income Dividends and Capital Gain Dividends. No assurance can be given, however, as to what percentage, if any, of the dividends paid on the Cumulative Preferred Stock will be Capital Gain Dividends.

    It is a condition to its issuance that the Cumulative Preferred Stock be rated 'aaa' by Moody's Investors Service, Inc. ("Moody's"). In connection with the receipt of such rating, the composition of the Fund's portfolio must reflect guidelines established by Moody's and the Fund will be required to maintain a minimum discounted asset coverage with respect to the Cumulative Preferred Stock. See "Description of Cumulative Preferred Stock -- Rating Agency Guidelines."

    The Cumulative Preferred Stock is subject to mandatory redemption in whole or in part by the Fund for cash at a price equal to $25 per share plus accumulated but unpaid dividends (whether or not earned or declared) (the "Redemption Price") if the Fund fails to maintain either of the minimum asset coverages required by Moody's and the Investment Company Act of 1940, as amended. Commencing June 1, 2002 and thereafter, the Fund at its option may redeem the Cumulative Preferred Stock in whole or in part for cash at a price equal to the Redemption Price. Prior to June 1, 2002, the Cumulative Preferred Stock will be redeemable, at the option of the Fund, for cash at a price equal to the Redemption Price, only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See "Description of Cumulative Preferred Stock -- Redemption."

                                                        (Continued on next page)

APPLICATION HAS BEEN MADE TO LIST THE CUMULATIVE PREFERRED STOCK ON THE NEW YORK
 STOCK EXCHANGE (THE "NYSE"). TRADING OF THE CUMULATIVE PREFERRED STOCK ON THE NYSE IS EXPECTED TO COMMENCE WITHIN 30 DAYS OF THE DATE OF THIS PROSPECTUS. SEE
                                "UNDERWRITING."

                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

=======================================================================================================
                                         PRICE TO        UNDERWRITING DISCOUNTS        PROCEEDS
                                         PUBLIC(1)          OR COMMISSIONS(2)         TO FUND(3)
-------------------------------------------------------------------------------------------------------
Per Share                                    $                      $                      $
-------------------------------------------------------------------------------------------------------
Total(3)                                     $                      $                      $
=======================================================================================================

(1) Plus accumulated dividends, if any, from the Date of Original Issue.

(2) The Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

(3) Before deducting offering expenses payable by the Fund, estimated at $429,625.

                            ------------------------

    The shares of Cumulative Preferred Stock are being offered by the Underwriters named herein, subject to prior sale, when, as and if accepted by them and subject to certain conditions. It is expected that delivery of the shares of Cumulative Preferred Stock will be made in book-entry
form through the facilities of The Depository Trust Company on or about June   ,
1997.

                            ------------------------

SMITH BARNEY INC.                                        GABELLI & COMPANY, INC.

May   , 1997

     This Prospectus sets forth certain information about the Fund an investor should know before investing and should be retained for future reference.

     A Statement of Additional Information dated May   , 1997 (the "SAI") has
been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The table of contents of the SAI appears on page 36 of this Prospectus. A copy of the SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or calling the Fund toll-free at (800) 422-3554.

     CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE CUMULATIVE PREFERRED STOCK OF THE FUND, INCLUDING THE ENTRY OF STABILIZING BIDS, SYNDICATE COVERING TRANSACTIONS OR THE IMPOSITION OF PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."

                               PROSPECTUS SUMMARY

     The following information is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the SAI. Capitalized terms not defined in this Summary are defined in the Glossary that appears at the end of this Prospectus.

The Fund...................  The Fund has been engaged in business as a closed-end non-diversified management investment company since November 15, 1994.

Investment Objectives......  The Fund's primary investment objective is long-term growth of capital, primarily through investment in a portfolio of common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing and entertainment industries. Income is a secondary objective of the Fund. No assurance can be given that the Fund's investment objectives will be achieved. See "Investment Objectives and Policies." The Fund's outstanding common stock, par value $.001 per share (the "Common Stock"), is listed and traded on the NYSE. As of March 31, 1997, the net assets of the Fund were approximately $91 million.

Special Characteristics
  and Risks................  The Fund invests a significant portion of its assets in companies in the telecommunications, media, publishing and entertainment industries and, as a result, the value of the Fund's shares will be more susceptible to factors affecting those particular types of companies, including government regulation, greater price volatility for the overall market, rapid obsolescence of products and services, intense competition and strong market reactions to technological developments. See "Risk Factors and Special Considerations -- Industry Risks."

                             The Fund invests in smaller companies which may
                               benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation and may also involve greater investment risk than large, established issuers. See "Risk Factors and Special Considerations -- Smaller Companies."

                             There is no limitation on the amount of foreign
                               securities in which the Fund may invest.
                               Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See "Risk Factors and Special Considerations
                                -- Foreign Securities."

                             The market price for the Cumulative Preferred Stock
                               will be influenced by changes in interest rates, the perceived credit quality of the Cumulative Preferred Stock and other factors. As indicated above, the Cumulative Preferred Stock is subject to redemption under specified circumstances. Subject to such circumstances, the Cumulative Preferred Stock is perpetual. The credit rating on the Cumulative Preferred Stock could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Cumulative Preferred Stock. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Cumulative Preferred Stock. The Cumulative

                               Preferred Stock is not an obligation of the Fund. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Cumulative Preferred Stock for the full Redemption Price.

                             The Fund may also purchase or sell options, engage
                               in transactions in financial futures and options thereon, engage in short sales of securities it owns or has the right to acquire, enter into repurchase agreements and forward foreign currency exchange contracts, lend its portfolio securities to securities broker-dealers or financial institutions and borrow money for short-term credits from banks as may be necessary for temporary or emergency purposes. These techniques may involve special risks. See "Special Investment Methods."

The Offering...............  The Fund is offering 1,250,000 shares of   %
                               Cumulative Preferred Stock, par value $.001 per share, liquidation preference $25 per share (the "Cumulative Preferred Stock"), at a purchase price of $25 per share (the "Offering").

Dividends..................  Dividends on the Cumulative Preferred Stock, at the
                               annual rate of   % of the liquidation preference,
                               are cumulative from the Date of Original Issue and are payable, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, semi-annually on June 26 and December 26 in each year, commencing December 26, 1997. The Fund may from time to time, at its option, pay dividends on the Cumulative Preferred Stock on a quarterly basis
                               at the annual rate of   %. See "Description of
                               Cumulative Preferred Stock -- Dividends."

Potential Tax Benefit to
  Certain Investors........  The Fund intends to allocate net capital gain (the excess of its net long-term capital gain over its net short-term capital loss) income, as well as other types of income, proportionately among holders of shares of Common Stock and shares of Cumulative Preferred Stock in accordance with the current position of the Internal Revenue Service (the "IRS"). During the Fund's last two fiscal years, distributions paid by the Fund have consisted of dividends paid out of the Fund's net investment income which includes net short-term capital gain ("Ordinary Income Dividends") and dividends paid out of the Fund's net capital gain ("Capital Gain Dividends") and it is expected that under current market conditions dividends paid on the Cumulative Preferred Stock will likewise consist of both Ordinary Income Dividends and Capital Gain Dividends. Accordingly, certain investors in the Cumulative Preferred Stock may realize a tax benefit to the extent that dividends paid by the Fund on those shares are Capital Gain Dividends since such dividends are taxed at long-term capital gain rates. See "-- Ordinary Income Equivalent Yield Tables." Subject to statutory limitations, investors may also be entitled to offset the portion of a Cumulative Preferred Stock dividend which is a Capital Gain Dividend with capital losses incurred by such investors. See "Taxation." No assurance can be given, however, as to what percentage, if any, of the dividends paid on the Cumulative Preferred Stock will be Capital Gain Dividends. To the extent that dividends on the shares of Cumulative Preferred Stock are not Capital Gain Dividends, they will be Ordinary Income Dividends and will be taxed at ordinary rates or treated as a return of capital.

Rating.....................  It is a condition to issuance that the Cumulative
                               Preferred Stock be issued with a rating of 'aaa' from Moody's. The Articles Supplementary creating and fixing the rights and preferences of the Cumulative Preferred Stock (the "Articles Supplementary") contain certain provisions which reflect guidelines established by Moody's (the "Rating Agency Guidelines") in order to obtain such rating on the Cumulative Preferred Stock on the Date of Original Issue. See "Description of Cumulative Preferred Stock -- Rating Agency Guidelines."

Asset Coverage.............  In order to maintain the 'aaa' rating on the
                               Cumulative Preferred Stock, the Fund will be required to maintain Adjusted Assets greater than or equal to the Basic Maintenance Amount in accordance with discount factors and guidelines established by Moody's. In addition, the Fund will be required to maintain as of the last Business Day of each March, June, September and December of each year, an asset coverage of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund which are stock, including the Cumulative Preferred Stock. See "Description of Cumulative Preferred Stock -- Asset Maintenance."

Voting Rights..............  At all times, holders of shares of Cumulative
                               Preferred Stock or any other Preferred Stock, voting as a single class, will be entitled to elect two members of the Fund's Board of Directors, and holders of Cumulative Preferred Stock, any other Preferred Stock and Common Stock, voting as a single class, will elect the remaining directors. However, upon a failure by the Fund to pay dividends on the Cumulative Preferred Stock or any other Preferred Stock in an amount equal to two full years' dividends, holders of Cumulative Preferred Stock and any other Preferred Stock of the Fund, voting as a single class, will have the right to elect the smallest number of directors that would constitute a majority of the directors until all cumulative dividends have been paid or provided for. Holders of Cumulative Preferred Stock and any other Preferred Stock will vote separately as a class on certain other matters, as required under the Articles Supplementary, the 1940 Act and Maryland law. Except as otherwise indicated in this Prospectus and as otherwise required by applicable law, holders of Cumulative Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of shares of Common Stock and any other Preferred Stock as a single class. See "Description of Cumulative Preferred Stock -- Voting Rights."

Mandatory Redemption.......  The Cumulative Preferred Stock is subject to mandatory redemption in whole or in part by the Fund in the event that the Fund fails to maintain Adjusted Assets equal to or greater than the Basic Maintenance Amount or fails to maintain Asset Coverage and does not cure such failure by the applicable cure date. Any such redemption will be made for cash at a price equal to $25 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date (the "Redemption Price"). The Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock so that Adjusted Assets of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock after redemption is as high as 110% of the Basic Maintenance Amount and the asset coverage, as defined in the 1940 Act, of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock is as high as 220%. See "Description of Cumulative Preferred Stock -- Redemption -- Mandatory Redemption."

Optional Redemption........  Commencing June 1, 2002 and thereafter, the Fund at its option may redeem the Cumulative Preferred Stock, in whole or in part, for cash at a price per share equal to the Redemption Price. Prior to June 1, 2002, the Cumulative Preferred Stock will be redeemable at the option of the Fund at the Redemption Price only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See "Description of Cumulative Preferred
                               Stock -- Redemption -- Optional Redemption."

Liquidation Preference.....  The liquidation preference of each share of
                               Cumulative Preferred Stock is $25 plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared) to the date of distribution. See "Description of Cumulative Preferred Stock -- Liquidation Rights."

Use of Proceeds............  The Fund will use the net proceeds from the
                               Offering to purchase additional portfolio securities in accordance with its investment objectives and policies. See "Use of Proceeds."

Listing....................  Prior to the Offering, there has been no public market for the Cumulative Preferred Stock.
                               Application has been made to list the shares of Cumulative Preferred Stock on the NYSE. However, during an initial period which is not expected to exceed 30 days after the date of this Prospectus, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period.

Federal Income Tax
  Considerations...........  The Fund has qualified, and intends to remain qualified, for Federal income tax purposes, as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the Common Stock if the Fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet the distribution requirements. The Fund presently intends, however, to purchase or redeem the Cumulative Preferred Stock to the extent necessary in order to maintain compliance with such asset coverage requirements. See "Taxation" for a more complete discussion of these and other Federal income tax considerations.

Management and Fees........  Gabelli Funds, Inc. serves as the Fund's investment adviser (the "Adviser") and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average daily net assets. This fee is higher than that paid by most mutual funds. The Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party administrator. Notwithstanding the foregoing, the Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Cumulative Preferred Stock for any calendar year in which the total return of the Fund, including distributions and the advisory fee subject to potential waiver, allocable to the Common Stock is less than the stated dividend rate of the Cumulative Preferred Stock.

Repurchase of
  Common Stock, and
  Anti-takeover
  Provisions...............  The Fund is authorized, subject to maintaining required asset coverage on the Cumulative
                               Preferred Stock, to repurchase its Common Stock on the open market when the shares are trading at a discount of 10% or more (or such other percentage as its Board of Directors may determine from time to time) from their net asset value. In addition, certain provisions of the Fund's Articles of Incorporation (the "Charter") and By-Laws may be regarded as "anti-takeover" provisions. Pursuant to these provisions, only one of three classes of directors is elected each year, and the affirmative vote of the holders of 66 2/3% of the outstanding shares of each class of stock of the Fund and a majority (as defined in the 1940 Act) of the shares of Preferred Stock is necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company and an affirmative vote of 66 2/3% of each class of its outstanding voting shares of the Fund may be necessary to authorize certain business transactions with any beneficial owner of more than 5% of the outstanding shares of the Fund. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder. These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their shares at a premium to the prevailing market price. See "Certain Provisions of the Charter and By-Laws."

Custodian, Transfer and
  Dividend-Disbursing Agent
  and Registrar............  State Street Bank and Trust Company serves as the
                               Fund's custodian and, with respect to the Cumulative Preferred Stock, as transfer and dividend disbursing agent and registrar and as agent to provide notice of redemption and certain voting rights. See "Custodian, Transfer and Dividend-Disbursing Agent and Registrar."

                    ORDINARY INCOME EQUIVALENT YIELD TABLES

     Over the Fund's last two fiscal years, distributions paid by the Fund on its Common Stock have consisted, on average, of 42% Capital Gain Dividends which are taxed at long-term capital gain rates, and 58% Ordinary Income Dividends which are taxed at ordinary income rates.(1) Cumulative Preferred Stock investors who are in a Federal marginal income tax bracket higher than the current 28.0% maximum Federal tax rate on long-term capital gain would realize a tax advantage on their investment to the extent that distributions by the Fund to its shareholders continue to be partially composed of the more favorably taxed Capital Gain Dividends.

     The following table shows examples of the pure ordinary income equivalent yield that would be generated by the indicated dividend rates on the Cumulative Preferred Stock, assuming distributions consisting of four different proportions of Capital Gain Dividends and Ordinary Income Dividends for an investor in the 39.6% Federal marginal tax bracket and assuming no change in the current maximum Federal long-term capital gain tax rate of 28.0%.

   PERCENTAGE OF CUMULATIVE PREFERRED              A CUMULATIVE PREFERRED STOCK
      STOCK DIVIDENDS COMPOSED OF*                       DIVIDEND RATE OF
----------------------------------------         ---------------------------------
                                                 7.50%         7.75%         8.00%
  CAPITAL GAIN           ORDINARY INCOME            IS EQUIVALENT TO A ORDINARY
    DIVIDEND                DIVIDEND                      INCOME YIELD OF
----------------         ---------------         ---------------------------------
       25%                     75%               7.86%         8.12%          8.38%
       35%                     65%               8.00%         8.27%          8.54%
       45%                     55%               8.15%         8.42%          8.69%
       55%                     45%               8.29%         8.57%          8.85%
       65%                     35%               8.44%         8.72%          9.00%
       75%                     25%               8.58%         8.87%          9.15%

---------------

(1)

                        PERCENTAGE COMPOSITION OF COMMON STOCK DISTRIBUTION
                    -----------------------------------------------------------
                                               CAPITAL             ORDINARY
                    YEAR                    GAIN DIVIDEND       INCOME DIVIDEND
                    ----------------------  -------------       ---------------
                    1995..................        7%                  93%
                    1996..................       76%                  24%

* A number of factors could affect the composition of the Fund's distributions to holders of the Cumulative Preferred Stock. Such factors include (i) active management of the Fund's assets may result in varying proportions of Capital Gain Dividends, Ordinary Income Dividends and/or return of capital in Fund distributions; and (ii) the continued effectiveness of an IRS revenue ruling requiring the proportionate allocation of Capital Gain Dividends among distributions to holders of various classes of capital stock.

     As illustrated in the table below, the yield advantage of the lower Federal long-term capital gain tax rate would be diminished for investors in tax brackets below the 39.6% rate assumed in the table above, and there would be no effect on the yield for an investor in a Federal marginal income tax bracket of 28.0% or lower. Assuming Cumulative Preferred Stock dividends composed of 40% Capital Gain Dividends and 60% Ordinary

Income Dividends, the following table shows the ordinary income equivalent yields that would be generated at the indicated dividend rates for taxpayers in the indicated tax brackets.

                                                       A CUMULATIVE PREFERRED STOCK
                                                             DIVIDEND RATE OF
                                                    -----------------------------------
                                                    7.50%          7.75%          8.00%
                                                    IS EQUIVALENT TO AN ORDINARY INCOME
        1996 FEDERAL TAX BRACKET(1)                                            YIELD OF
        ------------------------------------------  -----------------------------------
        39.6%.....................................  8.08%          8.35%           8.61%
        36.0%.....................................  7.88%          8.14%           8.40%
        31.0%.....................................  7.63%          7.88%           8.14%
        28.0%.....................................  7.50%          7.75%           8.00%

---------------
(1) Annual taxable income levels corresponding to the 1996 Federal marginal tax brackets are as follows:

39.6%......   over $263,750 for both single and joint returns
36.0%......   $121,301-$263,750 for single returns, $147,701-$263,750 for joint returns
31.0%......   $58,151-$121,300 for single returns, $96,901-$147,700 for joint returns
28.0%......   $24,001-$58,150 for single returns, $40,101-$96,900 for joint returns

     An investor's marginal tax rate may exceed the rates shown in the above table due to various factors. Income also may be subject to certain state, local and foreign taxes. For investors who pay alternative minimum tax, equivalent yields may be lower than those shown above. The tax rates shown above do not apply to corporate taxpayers.
                            ------------------------

     The tax characteristics of the Fund are described more fully under "Taxation." Consult your tax adviser for further details.

     The charts above are for illustrative purposes only and cannot be taken as an indication of an anticipated dividend rate on the Cumulative Preferred Stock or of the composition of future distributions by the Fund.

                              FINANCIAL HIGHLIGHTS

     The selected data set forth below is for shares of Common Stock outstanding for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund incorporated by reference into this Prospectus and the SAI. The financial information for the period ended December 31, 1994 and each of the two years ended December 31, 1996 has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on such financial statements is incorporated by reference into this Prospectus and the SAI.

                                                                    YEAR ENDED DECEMBER 31,
                                                                -------------------------------
                                                                 1996        1995        1994*
                                                                -------     -------     -------
OPERATING PERFORMANCE:
  Net Asset Value, Beginning of Period........................  $  7.81     $  7.51     $  7.50
                                                                -------     -------     -------
  Net investment income.......................................     0.01        0.08        0.03
  Net realized and unrealized gains on securities.............     0.63        0.98        0.03
                                                                -------     -------     -------
     TOTAL FROM INVESTMENT OPERATIONS.........................     0.64        1.06        0.06
                                                                -------     -------     -------
  Increase/(decrease) in net asset value from Multimedia Trust
     share transactions.......................................     0.02       (0.46)         --
  Offering expenses charged to capital surplus................       --       (0.05)         --
                                                                -------     -------     -------
LESS DISTRIBUTIONS:
  Dividends from net investment income........................    (0.01)      (0.08)      (0.03)
  Distributions from net realized gain on investments.........    (0.36)      (0.17)         --
  Distributions in excess of net investment income and/or
     net realized gains.......................................    (0.00)(a)   (0.00)(a)   (0.01)
  Distributions from paid-in capital..........................       --          --       (0.01)
                                                                -------     -------     -------
     TOTAL DISTRIBUTIONS......................................    (0.37)      (0.25)      (0.05)
                                                                -------     -------     -------
  Net Asset Value, End of Period..............................  $ 8.100     $ 7.810     $ 7.510
                                                                =======     =======     =======
  Market Value, End of Period.................................  $ 6.875     $ 6.750     $ 7.375
                                                                =======     =======     =======
  Total Net Asset Value Return**..............................     9.40%      14.10%       0.80%
  Total Investment Return***..................................     7.40%       0.40%      (7.90)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)....................  $91,462     $89,580     $64,606
  Ratio of Operating Expenses to Average Net Assets...........     1.87%       2.04%       1.74%+
  Ratio of Net Investment Income to Average Net Assets........     0.13%       1.24%       3.15%+
  Portfolio Turnover Rate.....................................    32.10%      86.00%       0.00%
  Average Commission Rate Paid(b).............................  $0.0367          --          --

---------------
*   The Fund commenced operations on November 15, 1994.

** Based on net asset value per share, adjusted for reinvestment of all distributions and 1995 rights offering.

*** Based on market value per share, adjusted for reinvestment of all distributions and 1995 rights offering.

+   Annualized.

(a) Amount represents less than $0.005 per share.

(b) Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.

                                USE OF PROCEEDS

     The net proceeds of the offering are estimated at $29,836,000, after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Fund's investment adviser expects to invest such proceeds in accordance with the Fund's investment objectives and policies within six months after the completion of the offering, depending on market conditions for the types of securities in which the Fund principally invests. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of December 31, 1996, and as adjusted to give effect to the Offering.

                                                                     ACTUAL        AS ADJUSTED(a)
                                                                   -----------     --------------
Shareholders' equity:
  Preferred Stock, $.001 par value:
     Authorized 0 shares; as adjusted 2,000,000 shares
      authorized; issued and outstanding 0 shares; as adjusted,
      1,250,000 shares of      % Cumulative Preferred Stock
      issued and outstanding.....................................  $         0      $ 31,250,000
  Common Stock, $.001 par value:
     Authorized 200,000,000 shares; as adjusted 198,000,000
      authorized; issued and outstanding 11,296,548 shares.......       11,297            11,297
     Additional paid-in capital..................................   81,230,031        79,816,031
     Distributions in excess of net realized gain on
      investments................................................      (53,535)          (53,535)
     Undistributed net investment income.........................        2,653             2,653
     Net unrealized appreciation of investments..................   10,271,498        10,271,498
          Net assets.............................................   91,461,944       121,297,944
          Net assets applicable to outstanding Common Stock......  $91,461,944      $ 90,047,944
                                                                    ==========       ===========

---------------
(a) After deducting underwriting discounts and estimated costs of the Offering of $1,414,000.

                                    THE FUND

     The Fund, incorporated in Maryland on March 31, 1994, is a non-diversified closed-end management investment company registered under the 1940 Act. The Fund's Common Stock is traded on the NYSE under the symbol "GGT."

     The Fund had no operations prior to November 15, 1994, other than the sale of 10,000 shares of Common Stock for $100,000 to The Gabelli Equity Trust Inc. On November 15, 1994, The Gabelli Equity Trust Inc. contributed $64,382,764 in exchange for 8,587,702 shares of the Fund and immediately thereafter distributed to its shareholders all the shares it held of the Fund. The Fund's investment operations commenced on November 15, 1994.

     The Fund's primary investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing and entertaining industries. Income is the secondary investment objective of the Fund. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock and other securities of companies in the telecommunications, media, publishing and entertainment industries.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is long-term growth of capital by investing primarily in the common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing and entertainment industries. Income is the secondary investment objective. The investment objectives of long-term growth of capital and income are fundamental policies of the Fund. The Fund's policy of concentration in companies in the communications industries is also a fundamental policy of the Fund. These fundamental policies and the investment limitations described in the SAI under the caption "Investment Restrictions" cannot be changed without the approval of the holders of a "majority of the Fund's outstanding voting securities". As used herein, a "majority of the Fund's outstanding voting securities" means (i) 67% of the shares of the Fund's voting securities represented at a meeting at which more than 50% of the outstanding shares of the Fund's voting securities are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund's voting securities. No assurance can be given that the Fund's investment objectives will be achieved.

     Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock and other securities of companies in the telecommunications, media, publishing and entertainment industries. Such multimedia businesses are often involved in emerging technological advances in interactive services and products that are accessible to individuals in their homes or offices through consumer electronics devices such as telephone, televisions, radios and personal computers.

     The telecommunications companies in which the Fund may invest are engaged in the development, manufacture or sale of communications services or equipment throughout the world, including the following products or services: regular telephone service; wireless communications services and equipment, including cellular telephone, microwave and satellite communications, paging and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone and computer systems; broadcasting, including television and radio via VHF, UHF, satellite and microwave transmission and cable television.

     The entertainment, media and publishing companies in which the Fund may invest are engaged in providing the following products or services: the creation, packaging, distribution and ownership of entertainment programming throughout the world including prerecorded music, feature-length motion pictures, made-for-TV movies, television series, documentaries, animation, game shows, sports programming and news programs; live events such as professional sporting events or concerts, theatrical exhibitions, television and radio broadcasting via VHF, UHF, satellite and microwave transmission, cable television systems and programming, broadcast and cable networks, wireless cable television and other emerging distribution technologies, home video, interactive and multimedia programming including home shopping and multiplayer games; publishing, including newspapers, magazines and books, advertising agencies and niche advertising mediums such as in-store or direct mail, emerging technologies combining television, telephone and computer systems, computer hardware and software, and equipment used in the creation and distribution of entertainment programming such as that required in the provision of broadcast, cable or telecommunications services.

     Under normal circumstances, the Fund will invest in securities of issuers located in at least three countries, which may include the United States. Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. For a further discussion of the risks associated with investing in foreign securities and a description of other risks inherent in the Fund's investment objectives and policies, see "Risk Factors and Special Considerations."

     The Adviser believes that at the present time investment by the Fund in the securities of companies located throughout the world presents great potential for accomplishing the Fund's investment objectives. While the Adviser expects that a substantial portion of the Fund's portfolio may be invested in the securities of domestic companies, a significant portion of the Fund's portfolio may also be comprised of the securities of issuers headquartered outside the United States.

INVESTMENT METHODOLOGY OF THE FUND

     In selecting securities for the Fund, the Adviser normally will consider the following factors, among others: (1) the Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company; (2) the potential for capital appreciation of the securities; (3) the interest or dividend income generated by the securities; (4) the prices of the securities relative to other comparable securities; (5) whether the securities are entitled to the benefits of call protection or other protective covenants; (6) the existence of any anti-dilution protections or guarantees of the security; and (7) the diversification of the portfolio of the Fund as to issuers. The Adviser's investment philosophy with respect to equity securities seeks to identify assets that are selling in the public market at a discount to their private market value, which the Adviser defines as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Adviser also normally evaluates the issuers' free cash flow and long-term earnings trends. Finally, the Adviser looks for a catalyst, something in the company's industry or indigenous to the company or country itself that will surface additional value.

CERTAIN PRACTICES

     Foreign Securities. There is no limitation on the amount of foreign securities in which the Fund may invest. Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Fund may also invest in debt securities of foreign governments. See "Risk Factors and Special Considerations -- Foreign Securities."

     Corporate Reorganizations. Subject to the Fund's policy of investing at least 65% of its total assets in companies involved in the telecommunications, media, publishing and entertainment industries, the Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case the Fund may sustain a loss. For further information on such investments, see "Other Investments" in the SAI.

     Temporary Investments. Although under normal market conditions at least 65% of the Fund's total assets will consist of common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing and entertainment industries, when a temporary defensive posture is believed by the Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may also invest up to 10% of the market value of its total assets during temporary defensive periods in shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements in respect of those securities. The yield on these securities will, as a general matter, tend to be lower than the yield on other securities to be purchased by the Fund. For a further description of such transactions, see "Investment Objectives and Policies -- Investment Practices -- Temporary Investments" in the SAI.

                           SPECIAL INVESTMENT METHODS

OPTIONS

     On behalf of the Fund, the Adviser may, subject to guidelines of the Board of Directors, purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter ("OTC") markets as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

     A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

     A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

     An exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

     Investments in options may also be limited by the applicable Rating Agency Guidelines. See "Description of Cumulative Preferred Stock -- Rating Agency Guidelines."

FUTURES CONTRACTS AND OPTIONS THEREON

     On behalf of the Fund, the Adviser may, subject to guidelines of the Board of Directors, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes, in accordance with regulations of the Commodity Futures Trading Commission ("CFTC"). These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. Government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

     Under CFTC regulations, the Adviser on behalf of the Fund may purchase and sell futures contracts and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of its total assets. In addition, investments in futures contracts and related options may be limited by the applicable Rating Agency Guidelines. See "Description of Cumulative Preferred Stock -- Rating Agency Guidelines."

FORWARD CURRENCY EXCHANGE CONTRACTS

     Subject to guidelines of the Board of Directors, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions, and the amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.

SPECIAL RISKS OF DERIVATIVE TRANSACTIONS

     Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (6) the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and (7) the creditworthiness of counterparties. For a further description, see "Risk Factors and Special Considerations -- Futures Transactions" and "Risk Factors and Special Considerations -- Forward Currency Exchange Contracts."

SHORT SALES AGAINST THE BOX

     The Fund may from time to time make short sales of securities. The market value of the securities sold short of any one issuer will not exceed 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for such sales. The Fund may also make short sales

"against the box" without respect to such limitations. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale.

     To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an equal amount to the securities sold short or securities convertible into, or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for U.S. Federal income tax purposes. Additionally, the Fund may use short sales in conjunction with the purchase of a Convertible Security when it is determined that a Convertible Security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements involving money market instruments with banks, registered broker-dealers and government securities dealers approved by the Board of Directors which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day but may have longer durations. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by the Fund to the other party to the transaction secured by securities transferred to the Fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. The Adviser, acting under the supervision of the Fund's Board of Directors, will monitor the creditworthiness of the counterparty to the repurchase agreements.

     If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

LOANS OF PORTFOLIO SECURITIES

     To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements and (2) no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund's total assets.

     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. While these loans of portfolio securities will be made in accordance with guidelines approved by the Board of Directors, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the contra party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. In addition, loans of portfolio securities are limited to 5% of the Fund's total assets by the applicable Rating Agency Guidelines. See "Description of Cumulative Preferred Stock -- Rating Agency Guidelines."

LEVERAGING

     As provided in the 1940 Act and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue debt or preferred stock so long as the Fund's net assets exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred stock outstanding. Such debt or preferred stock may be convertible in accordance with SEC staff guidelines which may permit the Fund to obtain leverage at attractive rates. Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common shareholders of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to common shareholders. These two risks would generally make the Fund's total return to common shareholders more volatile. In addition, the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so.

     A decline in net asset value could affect the ability of the Fund to make common stock dividend payments and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("the Code"). See "Taxation". Finally, if the asset coverage for preferred stock or debt securities declines to less than 200% or 300%, respectively (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments to redeem the preferred stock or repay the debt when it may be disadvantageous to do so.

     Further information on the investment objectives and policies and investment restrictions of the Fund are set forth in the SAI.

PORTFOLIO TURNOVER

     The Fund buys and sells securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover, the Adviser expects that the annual turnover rate of the Fund will not exceed 200%. During the years ended December 31, 1996 and 1995, the portfolio turnover of the Fund was 32.1% and 86.0%, respectively.

     Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. A high portfolio turnover rate may make it more difficult to qualify as a regulated investment company, since, in order for the Fund to so qualify each taxable year, less than 30% of its gross income must be derived from the sale or other disposition of stocks or securities held for less than three months. See "Taxation" in the SAI for a more complete discussion of this requirement. The portfolio turnover rate is computed by dividing the lesser of the amount of the long-term securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

OTHER INVESTMENTS

     The Fund is permitted to invest in illiquid securities, warrants and rights and other investment companies and to enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis. See the SAI for a discussion of these investments and techniques and the risks associated with them.

INVESTMENT RESTRICTIONS

     The Fund has adopted various investment restrictions as fundamental policies requiring certification, limiting concentration in industries other than the telecommunications, media, publishing and entertainment industries, prohibiting investing for control purposes and limiting certain other policies as described in greater detail in the SAI.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Investors should consider the following special considerations associated with investing in the Fund.

PREFERRED STOCK

     There are a number of risks associated with an investment in Cumulative Preferred Stock. The market price for the Cumulative Preferred Stock will be influenced by changes in interest rates, the perceived credit quality of the Cumulative Preferred Stock and other factors. The Cumulative Preferred Stock is subject to redemption under specified circumstances. Subject to such circumstances, the Cumulative Preferred Stock is perpetual. The credit rating on the Cumulative Preferred Stock could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Cumulative Preferred Stock. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Cumulative Preferred Stock. The Cumulative Preferred Stock is not an obligation of the Fund. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Cumulative Preferred Stock for the full Redemption Price.

INDUSTRY RISKS

     The Fund invests a significant portion of its assets in particular types of companies, and, as a result, the value of the Fund's shares is more susceptible to factors affecting those particular types of companies, including governmental regulation, a greater price volatility than the overall market, rapid obsolescence of products and services, intense competition and strong market reactions to technological developments.

     Various types of ownership restrictions are imposed by the Federal Communications Commission ("FCC") on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio.

     For example, the FCC's broadcast multiple ownership rules, which apply to the radio and television industries, provide that investment advisers are deemed to have an "attributable" interest whenever the adviser has the right to determine how more than five percent of the issued and outstanding voting stock of a broadcast company may be voted. These same broadcast rules prohibit the holding of an attributable interest in more than twenty AM and twenty FM radio broadcast stations nationally or more than twelve television stations nationally. Similar types of restrictions apply in the mass media and common carrier industries.

     The attributable interest that results from the role of the Adviser and its principals in connection with other funds, managed accounts and companies may limit the investments of the Fund in these industries.

SMALLER COMPANIES

     While the Fund intends to focus on the securities of established suppliers of accepted products and services, the Fund may invest in smaller companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than large, established issuers. For example, smaller companies may have more limited product lines, market or financial resources, and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

LONG-TERM OBJECTIVE

     The Fund is intended for investors seeking long-term capital growth. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the investment objectives of the Fund as well as such shareholder's other investments when considering an investment in the Fund.

NON-DIVERSIFIED STATUS

     The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. Because the Fund, as a non-diversified investment company, may invest in the securities of individual issuers to a greater degree than a diversified investment company, an investment in the Fund may, under certain circumstance, present greater risk to an investor than an investment in a diversified investment company.

LOWER RATED SECURITIES

     The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated CCC or lower by Standard & Poor's Ratings Services ("S&P") or Caa or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions. These securities and securities rated BB or lower by S&P and Ba or lower by Moody's are often referred to in the financial press as "junk bonds" and may include securities of issuers in default. "Junk bonds" are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as: (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions which may be exercised at inopportune times; (iv) difficulty in accurately valuing or disposing of such securities; (v) subordination to other debt of the issuer; and (vi) junk bonds are generally unsecured.

     The Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not appreciate. Securities rated BBB by S&P or Baa by Moody's, in the opinion of the rating agencies, also have speculative characteristics.

     For a further description of lower rated securities and the risks associated therewith, see "Investment Objectives and Policies -- Investment Practices -- Lower Rated Securities" in the SAI.

FOREIGN SECURITIES

     There is no limitation on the amount of foreign securities in which the Fund may invest. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. Investments in debt securities of foreign governments involve additional risks, including that payment by the issuer with respect to such securities may depend on economic and political conditions, cash flow, availability of foreign exchange and other relevant conditions in the country and there may be limited legal recourse against the issuer in the event of a default.

     There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures which could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio which includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

     The Fund may purchase sponsored American Depository Receipts ("ADRs") or U.S. denominated securities of foreign issuers which shall not be included in this foreign securities limitation. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

FUTURES TRANSACTIONS

     Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions. For a further description, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

FORWARD CURRENCY EXCHANGE CONTRACTS

     The use of forward currency contracts may involve certain risks, including the failure of the counter party to perform its obligations under the contract, and that such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

DEPENDENCE ON KEY PERSONNEL

     The Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. There is no contract of employment between the Adviser and Mr. Gabelli. If the Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Adviser.

                             MANAGEMENT OF THE FUND

     The Fund's Board of Directors (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board of Directors decides upon matters of general policy and reviews the actions of the Adviser and the Administrator (as defined below). Pursuant to an Investment Advisory Contract with the Fund, the Adviser, under the supervision of the Fund's Board of Directors, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average daily net assets, which is higher than that paid by most mutual funds. For the fiscal years ended December 31, 1994, 1995 and 1996 the Fund paid a management fee of $83,054, $742,302 and $947,427, respectively. Notwithstanding the foregoing, the Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Cumulative Preferred Stock for any calendar year in which the total return of the Fund, including distributions and the advisory fee subject to potential waiver, allocable to common stock is less than the stated dividend rate of the Cumulative Preferred Stock.

     The Adviser was formed in 1980 and acts as investment adviser to other closed-end and open-end investment companies with total net assets in excess of $4.0 billion as of May 1, 1997. GAMCO Investors, Inc. ("GAMCO"), a subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments. As of May 1, 1997, GAMCO had aggregate assets in excess of $5.1 billion under its management. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his ownership of stock of the Adviser.

     In addition to the fees of the Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant's services, stock exchange listing fees, expenses relating to the Offering of Cumulative Preferred Stock (including rating agency fees), costs of printing proxies, stock certificates and shareholder reports, charges of State Street Bank and Trust Company ("State Street", the "Custodian," "Transfer Agent" or "Dividend - Disbursing Agent"), SEC fees, fees and expenses of unaffiliated directors, accounting and printing costs, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

     The Investment Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Adviser may (1) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Adviser; and (2) pay commissions to brokers other than Gabelli & Company, Inc. which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Contract including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

PORTFOLIO MANAGER

     Mario J. Gabelli serves as Portfolio Manager and is primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has served as the Fund's Portfolio Manager since its inception and has served as Chairman, President and Chief Investment Officer of the Adviser since 1980. Because of the diverse nature of Mr. Gabelli's resonsibilities, he will devote less than all of his time to the day-to-day management at the Fund.

NON-RESIDENT DIRECTORS

     Karl Otto Pohl, a director of the Fund, resides outside the United States and all or a significant portion of his assets are located outside the United States. He has no authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against him in United States courts judgments predicated upon civil liability provisions of United States securities laws. It may also not be possible to enforce against him in foreign courts judgments of

United States courts or liabilities in original actions predicated upon civil liability provisions of the United States securities laws.

ADMINISTRATOR

     The Adviser has entered into an Administration Contract with First Data Investor Services ("First Data" or the "Administrator") pursuant to which the Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment advisory and portfolio management services provided by the Adviser. For these services and the related expenses borne by First Data, the Adviser pays a monthly fee at the annual rate of .10% of the first $1.0 billion of the aggregate average net assets of the Fund and other Funds advised by the Adviser and administered by First Data and .08% of the aggregate average net assets exceeding $1.0 billion and .03% of the aggregate average net assets in excess of $1.5 billion and .02% of the aggregate net assets in excess of $3.0 billion (with a minimum annual fee of $30,000 per portfolio), which, together with the services to be rendered, is subject to negotiation between the parties. First Data has its principal office at 53 State Street, Boston MA 02109-2873.

                        DIVIDEND AND DISTRIBUTION POLICY

     The Fund intends to distribute its net capital gain each year but may retain for reinvestment and pay Federal income taxes on its net capital gain, if any. In the event the Fund's shares of Common Stock are trading at a discount to their net asset value, the Board of Directors may consider quarterly distributions and/or adopting a policy of distributing at least 10% per common share of its average net asset value per year. Any such policy would be subject to limitations on distribution and on repurchase of common stock of the Fund while any preferred stock is outstanding. If, for any calendar year, the total distributions by the Fund on its Common Stock and Preferred Stock exceed the sum of its net investment income and its net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in his shares. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in his shares, thereby increasing his potential gain or reducing his potential loss on the sale of his shares. Any amounts distributed to a shareholder in excess of the basis in the shares will be taxable to the shareholder as capital gain.

     In the event the Fund distributes amounts in excess of the sum of its net investment income and its net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Such sales, if they involve assets held for less than three months, could also adversely affect the Fund's status as a regulated investment company (a "RIC") since, in order for the Fund to so qualify, each taxable year, less than 30% of the Fund's gross income must be derived from gains realized on the sale or other disposition of stocks or securities held for less than three months.

     At a special meeting of the Board of Directors on July 3, 1996, the Board authorized the repurchase of up to 500,000 shares of the Fund's outstanding common shares. At the February 26, 1997 meeting of the Board of Directors, the Board voted to increase the authorized shares which may be repurchased to 750,000 shares. The Fund would typically repurchase its shares in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. Through March 31, 1997, 400,000 shares were repurchased in the open market.

     See "Description of Cumulative Preferred Stock -- Dividends" for additional information relating to dividends on the Cumulative Preferred Stock.

                   DESCRIPTION OF CUMULATIVE PREFERRED STOCK

     The following is a brief description of the terms of the Cumulative Preferred Stock. This description does not purport to be complete and is qualified by reference to the Articles Supplementary, the form of which is filed as an exhibit to the Fund's Registration Statement. Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

GENERAL

     Under the Articles Supplementary, the Fund will be authorized to issue up to 1,250,000 shares of Cumulative Preferred Stock. No fractional shares of Cumulative Preferred Stock will be issued. As of the date of this Prospectus, there were no shares of Cumulative Preferred Stock or any other Preferred Stock of the Fund outstanding. The Board of Directors reserves the right to issue additional shares of Preferred Stock, including Cumulative Preferred Stock, from time to time, subject to the restrictions in the Articles Supplementary and the 1940 Act. The shares of Cumulative Preferred Stock will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any shares of Cumulative Preferred Stock repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Stock. The Board of Directors may by resolution classify or reclassify any authorized but unissued Preferred Stock from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations or terms of redemption. The Fund will not issue any class of stock senior to the shares of Cumulative Preferred Stock.

RATING AGENCY GUIDELINES

     Moody's has established guidelines in connection with the Fund's receipt of a rating for the Cumulative Preferred Stock on the date of original issue of 'aaa' by Moody's. Moody's, a nationally-recognized securities rating organization, issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines utilized for the Cumulative Preferred Stock have been developed by Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and various types of preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but are being adopted by the Fund in order to satisfy current requirements necessary for Moody's to issue the above-described rating for the Cumulative Preferred Stock, which rating is generally relied upon by investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and discounted asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements of Section 18 of the 1940 Act. Moody's guidelines are included in the Articles Supplementary and are referred to in this Prospectus as the "Rating Agency Guidelines."

     The Rating Agency Guidelines require that the Fund maintain Adjusted Assets greater than or equal to the Basic Maintenance Amount. If the Fund fails to meet such requirement and such failure is not cured by the applicable cure date, the Fund will be required to redeem some or all of the Cumulative Preferred Stock. See "Description of Cumulative Preferred Stock -- Redemption -- Mandatory Redemption." The Rating Agency Guidelines also exclude from the Moody's Eligible Assets and, therefore, from Adjusted Assets, certain types of securities in which the Fund may invest and also may limit the Fund's acquisition of futures contracts or options on futures contracts, may limit reverse repurchase agreements, may limit the writing of options on portfolio securities and will limit the lending of portfolio securities to 5% of the Fund's total assets. The Adviser does not believe that compliance with the Rating Agency Guidelines will have an adverse effect on its management of the Fund's portfolio or on the achievement of the Fund's investment objectives. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.

     The Fund may, but is not required to, adopt any modifications to the Rating Agency Guidelines that may hereafter be established by Moody's. Failure to adopt such modifications, however, may result in a change in Moody's rating or a withdrawal of a rating altogether. In addition, Moody's may, at any time, change or withdraw such rating. However, failure to comply with the Rating Agency Guidelines would require the Fund to redeem all or part of the Cumulative Preferred Stock.

     A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Cumulative Preferred Stock is not a recommendation to purchase, hold or sell such shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. Nor do Moody's requirements address the likelihood that a holder of Cumulative Preferred Stock will be able to sell such shares. The rating is based on current information furnished to Moody's by the Fund and the Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

DIVIDENDS

     Holders of shares of Cumulative Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, cumulative cash dividends, at the annual rate
of   % of the liquidation preference of $25 per share, payable semi-annually on
June 26, and December 26 or if any such day is not a Business Day, the next succeeding Business Day (the "Dividend Payment Date"), commencing on December 26, 1997, to the persons in whose names the shares of Cumulative Preferred Stock are registered at the close of business on the fifth preceding Business Day. The Fund may from time to time, at its option, pay dividends on the Cumulative
Preferred Stock on a quarterly basis at the annual rate of      %.

     Dividends on the shares of Cumulative Preferred Stock will accumulate from the date on which such shares are originally issued (the "Date of Original Issue").

     No dividends will be declared or paid or set apart for payment on shares of Cumulative Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Cumulative Preferred Stock through the most recent Dividend Payment Date thereof. If full cumulative dividends are not paid on the Cumulative Preferred Stock, all dividends on the shares of Cumulative Preferred Stock will be paid pro rata to the holders of the shares of Cumulative Preferred Stock. Holders of Cumulative Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment that may be in arrears.

     For so long as any shares of Cumulative Preferred Stock are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, shares of Common Stock or other stock, if any, ranking junior to the Cumulative Preferred Stock as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of its Common Stock or any other stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends or upon liquidation (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends and upon liquidation), unless, in each case, (A) immediately after such transaction, the Fund will have Adjusted Assets greater than or equal to the Basic Maintenance Amount and will have the required Asset Coverage (see "-- Asset Maintenance" and "-- Redemption" below), (B) full cumulative dividends on shares of Cumulative Preferred Stock due on or prior to the date of the transactions have been declared and paid (or sufficient Deposit Assets to cover such payment have been deposited with the Dividend-Disbursing Agent) and (C) the Fund has redeemed the full number of shares of Cumulative Preferred Stock required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

ASSET MAINTENANCE

     The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Articles Supplementary. These requirements are summarized below.

     Asset Coverage. The Fund will be required under the Articles Supplementary to maintain as of the last Business Day of each March, June, September and December of each year, an "asset coverage" (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund which are stock, including the Cumulative Preferred Stock (the "Asset Coverage"). If the Fund fails to maintain the Asset Coverage on such dates and such failure is not cured within 60 days, the Fund will be required under certain circumstances to redeem certain of the shares of Cumulative Preferred Stock. See "-- Redemption" below.

     If the shares of Cumulative Preferred Stock offered hereby had been issued and sold as of March 31, 1997, the asset coverage immediately following such issuance and sale (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $1,414,000), would have been computed as follows:

                  Value of Fund assets less liabilities
                    not constituting senior securities          $121,381,995
                                                                                =   388%
        ------------
        Senior securities representing indebtedness plus
          liquidation preference of the Cumulative
          Preferred Stock                                        $31,250,000

     Basic Maintenance Amount. The Fund will be required under the Articles Supplementary to maintain, as of each Valuation Date, Adjusted Assets greater than or equal to the Basic Maintenance Amount, which is in general the sum of the aggregate liquidation preference of the Cumulative Preferred Stock, any indebtedness for borrowed money and current liabilities and dividends. If the Fund fails to meet such requirement as to any Valuation Date and such failure is not cured within 7 days after such Valuation Date, the Fund will be required to redeem certain of the shares of Cumulative Preferred Stock. See "-- Redemption" below.

     Any security not meeting the Rating Agency Guidelines will be excluded from the calculation of Adjusted Assets.

     The Moody's Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with the rating of the Cumulative Preferred Stock. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the historical volatility of common stock prices in general and within particular industry groups, the credit quality of the relevant asset (for example, the lower the rating of a corporate debt obligation, the higher the related discount factor), the frequency with which the relevant asset is marked to market and the amount of time the Fund may take to cure a failure to meet the Basic Maintenance Amount test. The Moody's Discount Factor relating to any asset of the Fund, the assets eligible for inclusion in the calculation of Adjusted Assets and the Basic Maintenance Amount and certain definitions and methods of calculation relating thereto may be changed from time to time by the Board of Directors, provided that, among other things, such changes will not impair the rating then assigned to the Cumulative Preferred Stock by Moody's. This feature will permit the Fund to respond to changes required or permitted by Moody's from time to time without requiring a vote of shareholders and should enhance the ability of the Fund to earn an incremental return for the holders of its common stock without impairing the rating of the Cumulative Preferred Stock. The Fund is currently seeking Moody's agreement that the discount factors applicable to a 2 week exposure period, as identified in the SAI, would apply to the Fund's assets. Should Moody's require a longer exposure period, discount factors applicable to a 9 week exposure period, as identified in the SAI, or to some other as yet unidentified exposure period, could apply to the Fund's assets. The effects of applying discount factors for an exposure period of longer than two weeks include that the Fund's Adjusted Assets would be lower which would increase the likelihood that the Fund could fail the Basic Maintenance Amount test which could, in turn, result in mandatory redemption of the Cumulative Preferred Stock and could make it more difficult for the Fund to issue additional shares of Cumulative Preferred Stock.

     On or before the fifth Business Day after each Quarterly Valuation Date, the Fund is required to deliver to Moody's a report setting forth at least the Fund's Adjusted Assets and the Basic Maintenance Amount as of the relevant Valuation Date (the "Basic Maintenance Report"). Within ten Business Days after delivery of such report to Moody's and on one other occasion chosen at random by Fund's independent accountants, the Fund will deliver letters prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in, and certain other matters relating to, its most recent Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

REDEMPTION

     Mandatory Redemption. The Fund will be required to redeem, at a redemption price equal to $25 per share plus accumulated and unpaid dividends through the date of redemption (whether or not earned or declared) (the "Redemption Price"), certain of the shares of Cumulative Preferred Stock (to the extent permitted under the 1940 Act and Maryland law) in the event that:

          (i) the Fund fails to maintain the Asset Coverage and such failure is not cured on or before 60 days following such failure (a "Cure Date"); or

          (ii) the Fund fails to maintain Adjusted Assets greater than or equal to the Basic Maintenance Amount as of any Valuation Date, and such failure is not cured on or before the 7th day after such Valuation Date (also, a "Cure Date").

     The amount of such mandatory redemption will equal the minimum number of outstanding shares of Cumulative Preferred Stock the redemption of which, if such redemption had occurred immediately prior to the opening of business on a Cure Date, would have resulted in the Asset Coverage having been satisfied or the Fund having Adjusted Assets equal to or greater than the Basic Maintenance Amount on such Cure Date or, if the Asset Coverage or Adjusted Assets equal to or greater than the Basic Maintenance Amount, as the case may be, cannot be so restored, all of the shares of Cumulative Preferred Stock, at the Redemption Price. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (i) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock so that the asset coverage (as defined in the 1940 Act) of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock remaining after redemption is up to 220%. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (ii) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock so that the Adjusted Assets of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock remaining after redemption is up to 110% of the Basic Maintenance Amount.

     If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of Cumulative Preferred Stock to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able, to redeem ratably from each holder whose shares are to be redeemed, and the remainder of the shares required to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption ("Notice of Redemption").

     If fewer than all shares of Cumulative Preferred Stock are to be redeemed, such redemption will be made pro rata from each holder of shares in accordance with the respective number of shares held by each such holder on the record date for such redemption. If fewer than all shares of Cumulative Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder will specify the number of shares to be redeemed from such holder. Unless all accumulated and unpaid dividends for all past dividend periods will have been or are contemporaneously paid or declared and Deposit Assets for the payment thereof deposited with the Dividend-Disbursing Agent, no redemptions of Cumulative Preferred Stock may be made.

     Optional Redemption. Prior to June 1, 2002, the shares of Cumulative Preferred Stock are not subject to any optional redemption by the Fund unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company ("RIC") under the Code. Commencing June 1, 2002 and thereafter, the Fund may at any time redeem shares of Cumulative Preferred Stock in whole or in part at the Redemption Price. Such redemptions are subject to the limitations of the 1940 Act and Maryland law.

     Redemption Procedures. A Notice of Redemption will be given to the holders of record of Cumulative Preferred Stock selected for redemption not less than 30 or more than 45 days prior to the date fixed for the redemption. Each Notice of Redemption will state (i) the redemption date, (ii) the number of shares of Cumulative Preferred Stock to be redeemed, (iii) the CUSIP number(s) of such shares, (iv) the Redemption

Price, (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date and (vii) the provision of the Articles Supplementary under which the redemption is being made. No defect in the Notice of Redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

LIQUIDATION RIGHTS

     Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of shares of Cumulative Preferred Stock then outstanding will be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the Common Stock or any other class of stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation payments, a liquidation distribution in the amount of $25 per share, plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund but excluding interest thereon) (the "Liquidation Payment"), and such holders will be entitled to no further participation in any distribution payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of Cumulative Preferred Stock and any other outstanding class or series of Preferred Stock of the Fund ranking on a parity with the Cumulative Preferred Stock as to payment upon liquidation, will be insufficient to permit the payment in full to such holders of Cumulative Preferred Stock of the Liquidation Payment and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets will be distributed among the holders of Cumulative Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the Liquidation Payment has been paid in full to the holders of Cumulative Preferred Stock, no dividends or distributions will be made to holders of the Common Stock or any other stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation.

VOTING RIGHTS

     Except as otherwise stated in this Prospectus and as otherwise required by applicable law, holders of shares of Cumulative Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of shares of Common Stock and of any other Preferred Stock then outstanding as a single class.

     In connection with the election of the Fund's directors, holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a single class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of Common Stock and holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of Cumulative Preferred Stock and/or any other Preferred Stock are unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of Preferred Stock are entitled, together with the holders of shares of Cumulative Preferred Stock, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected by the holders of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected the holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a single class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The Charter currently limits the maximum number of directors of the Fund to twelve. In the event that an increase in the number of directors elected solely by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock would cause the total number of directors to exceed twelve, one or more directors, other than the two previously elected by the holders of shares of

Cumulative Preferred Stock and Preferred Stock, voting as a separate class, would resign so that the result would be that a majority of the Board of Directors had been elected by the holders of the Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Cumulative Preferred Stock and any other Preferred Stock for all past dividend periods, the additional voting rights of the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above will cease, and the terms of office of all of the additional directors elected by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock (but not of the directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two directors the holders of shares of Cumulative Preferred Stock and any other Preferred Stock have the right to elect as a separate class in any event) will terminate automatically.

     So long as shares of the Cumulative Preferred Stock are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the shares of Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the Cumulative Preferred Stock or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of Preferred Stock are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which materially adversely affects the contract rights expressly set forth in the Charter of a holder of shares of a series of Preferred Stock differently than those of a holder of shares of any other series of Preferred Stock without the affirmative vote of at least a majority of votes entitled to be cast by holders of the Preferred Stock of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class). The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies" and "Investment Restrictions" in the Prospectus and the SAI. The class vote of holders of shares of the Cumulative Preferred Stock and any other Preferred Stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question.

     The foregoing voting provisions will not apply to any shares of Cumulative Preferred Stock if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been (i) redeemed or (ii) called for redemption and sufficient Deposit Assets provided to the Dividend-Disbursing Agent to effect such redemption. The holders of Cumulative Preferred Stock will have no preemptive rights or rights to cumulative voting.

LIMITATION ON INCURRENCE OF ADDITIONAL INDEBTEDNESS
AND ISSUANCE OF ADDITIONAL PREFERRED STOCK
     So long as any shares of Cumulative Preferred Stock are outstanding and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue and sell one or more series of a class of senior securities of the Fund representing indebtedness under the 1940 Act and/or otherwise create or incur indebtedness, provided that the Fund will, immediately after giving effect to the incurrence of such indebtedness and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Fund representing indebtedness, as defined in the 1940 Act, of at least 300% of the amount of all indebtedness of the Fund then outstanding and no such additional indebtedness will have any preference or priority over any other indebtedness of the Fund upon the distribution of the assets of the Fund or in respect of the payment of interest. Any possible liability resulting from lending and/or borrowing portfolio securities, entering into reverse repurchase agreements, entering into futures contracts and writing options, to the extent such transactions are made in accordance with the investment restrictions of the Fund then in effect, will not be considered to be indebtedness limited by the Articles Supplementary.

     So long as any shares of Cumulative Preferred Stock are outstanding and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue and sell shares of one of more other series of Preferred Stock in addition to the shares of Cumulative Preferred Stock, provided that the Fund will, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Fund which are stock, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the shares of Cumulative Preferred Stock and all other Preferred Stock of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional Preferred Stock will have any preference or priority over any other Preferred Stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends.

REPURCHASE OF CUMULATIVE PREFERRED STOCK

     The Fund is a closed-end investment company and, as such, holders of Cumulative Preferred Stock do not, and will not, have the right to redeem their shares of the Fund. The Fund, however, may repurchase shares of the Cumulative Preferred Stock when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder and other applicable requirements.

BOOK-ENTRY

     Shares of Cumulative Preferred Stock will initially be held in the name of Cede & Co ("Cede"), as nominee for The Depository Trust Company ("DTC"). The Fund will treat Cede as the holder of record of the Cumulative Preferred Stock for all purposes. In accordance with the procedures of DTC, however, purchasers of Cumulative Preferred Stock will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Cumulative Preferred Stock may obtain registered certificates by contacting the Transfer Agent (as defined below).

               DESCRIPTION OF CAPITAL STOCK AND OTHER SECURITIES

     Common Stock. The Fund, which was incorporated under the laws of the State of Maryland on March 31, 1994, is authorized to issue 198,000,000 shares of Common Stock, par value $.001 per share. Each share has equal voting, dividend, distribution and liquidation rights. The shares issued and outstanding are fully paid and non-assessable. Shares of the Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights. The Fund's shares are listed and traded on the NYSE under the symbol "GGT."

     Preferred Stock. The Fund's Board of Directors has authority to cause the Fund to issue and sell up to 2,000,000 shares of Preferred Stock, par value $.001 per share. The terms of such Preferred Stock would be fixed by the Board of Directors and would materially limit and/or qualify the rights of the holders of the Fund's Common Stock. The Board of Directors has designated 1,250,000 shares of Preferred Stock as the Cumulative Preferred Stock offered hereby. All shares of Cumulative Preferred Stock, when issued in accordance with the terms of the Offering, will be fully paid and nonassessable. See "Description of Cumulative Preferred Stock."

     The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of April 1, 1997 as if the Offering had been completed by such date.

                                                               AMOUNT HELD
                                                               BY FUND FOR
                                                 AMOUNT          ITS OWN         AMOUNT
                   TITLE OF CLASS              AUTHORIZED        ACCOUNT       OUTSTANDING
        -------------------------------------  -----------     -----------     -----------
        Common Stock.........................  198,000,000       400,000        11,076,548
        Preferred Stock......................    2,000,000             0         1,250,000

                                    TAXATION

     The following is a description of certain U.S. Federal income tax consequences to a shareholder of acquiring, holding and disposing of Cumulative Preferred and Common Shares of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

     No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Fund and its shareholders, and the discussions set forth here do not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

TAXATION OF THE FUND

     The Fund has qualified as and intends to continue to qualify as and elect to be a RIC under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to U.S. Federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code without regard to the deduction for dividends paid) and its net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss) which it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

     Qualification as a RIC requires, among other things, that the Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: stock, securities, options, futures, certain forward contracts, or foreign currencies (or any options, futures or forward contracts on foreign currencies) but only if such currencies are not directly related to the Fund's principal business of investing in stock or securities (the "30% limitation"); and (c) diversify its holdings so that, at the end of each quarter of each taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs).

     If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify to be taxed as a RIC in any year, it would be subject to tax in such year on all of its taxable income, whether or not the Fund made any distributions. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Cumulative Preferred Shareholders and Common Shareholders as a dividend paid out of the Fund's net investment income (an "Ordinary Income Dividend"), its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year. To the extent possible, the Fund intends to make sufficient distributions to avoid application of the corporate income tax.

     Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to, at the minimum, the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the one year period ending on October 31 of such year (unless an election is made by a fund with a November or December year-end to use the fund's fiscal year), and
(3) all ordinary income and capital gain net income for previous years that were not previously distributed. While the Fund intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     If the Fund does not meet the asset coverage requirements of the 1940 Act and the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. See "Description of Cumulative Preferred Stock -- Dividends" and "Description of Capital Stock and Other Securities." Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to avoid Fund-level taxation on the Fund's distributions, or might prevent it from distributing enough income and capital gain to avoid completely the imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will, be required to partially redeem the shares of Cumulative Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation on the Fund's undistributed income.

TAXATION OF SHAREHOLDERS

     Ordinary Income Dividends (which include the Fund's net short-term capital gain) are taxable to shareholders as ordinary income. A portion of the Fund's Ordinary Income Dividends may qualify for the dividends received deduction available to corporations.

     At the time of a shareholder's purchase, the market price of the Fund's Common Stock or Cumulative Preferred Stock may reflect undistributed net investment income or net capital gain. A subsequent distribution of these amounts by the Fund will be taxable to the shareholder even though the distribution economically is a return of part of the shareholder's investment. Investors should carefully consider the tax implications of acquiring shares just prior to a distribution, as they will receive a distribution that would be taxable to them.

     Distributions made from net capital gain which are designated by the Fund as Capital Gain Dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. In general, the maximum Federal income tax rate imposed on individuals with respect to capital gain dividends is 28%, whereas the maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gains) is 39.6%. With respect to corporate taxpayers, long-term capital gains currently are taxed at the same Federal income tax rates as ordinary income and short-term capital gains.

     In recent years, a number of legislative proposals concerning the tax treatment of capital gains have been introduced in Congress. The proposals have ranged from eliminating the preferential treatment of capital gains to eliminating tax on capital gains. It cannot be predicted whether any of these proposals may ultimately become law, nor can the effective date of any legislation be anticipated. Any change in the tax treatment of capital gains, however, would have an effect on the tax consequences of an investment in Cumulative Preferred Stock. Shareholders may be entitled to offset their Capital Gain Dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital losses are urged to consult their tax advisers.

     Dividends are taxable to shareholders whether they are paid in cash or paid in additional shares of stock under the Fund's plan for the automatic reinvestment of dividends. Generally, shareholders will be taxed on dividends in the year of receipt, however, if the Fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, the dividend will be deemed to have been paid by the Fund (and received by the shareholders) on December 31 of the year in which the dividend is declared. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any Ordinary Income Dividends or Capital Gain Dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     The sale, redemption or other disposition of Fund shares is a taxable event and may result in a gain or loss. Such gain or loss will generally be a capital gain or loss if the shares are capital assets in the hands of the shareholder and will be long-term capital gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as a long-term capital loss to the extent of any Capital Gain Dividends received by the shareholder. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares of the same class are acquired within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. If the Fund satisfies the distribution requirements to be taxed as a RIC during a taxable year, and if 50% of the Fund's total assets at the end of its taxable year consist of stock or securities of foreign corporations, it may elect to "pass-through" to its shareholders the ability to use the foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes. If the Fund makes such an election, a taxpayer would be required to include in income its proportionate share of the qualifying foreign taxes paid by the Fund and would be allowed to either deduct the amount of such taxes from its taxable income or to use such taxes as a credit against its U.S. federal income tax liability. In general, it will be more beneficial for a taxpayer to use its proportionate share of such taxes paid by the Fund as a foreign tax credit. If the Fund elects to pass-through the benefit of the deduction or credit allowed for qualifying foreign taxes it has paid in a given year, it will send each Shareholder a written notice of the portion of the Fund's dividends that represents income from sources within each foreign country and the amount of such Shareholder's proportionate share of foreign taxes paid to each foreign country.

     Designation of Capital Gain Dividends to Cumulative Preferred Stock. The IRS has taken the position in Revenue Ruling 89-81 that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gain and foreign taxes paid by the RIC (if such taxes are subject to a "pass-through" election as described above). A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, the Fund will designate distributions made to the Common Stock and Cumulative Preferred Stock and any other Preferred Stock series as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gains and foreign taxes paid to holders of Common Stock, holders of Cumulative Preferred Stock and any other Preferred Stock. The amount of net capital gains, other types of income and foreign taxes paid allocable among holders of the Common Stock, the Cumulative Preferred Stock and any other Preferred Stock will depend upon the amount of such gains and other income realized by and taxes paid by the Fund and the total dividends paid by the Fund on shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock during a taxable year.

     The Fund believes that under current law the manner in which the Fund intends to allocate net capital gains, other types of income and foreign taxes paid between shares of Common Stock and Cumulative Preferred Stock will be respected for Federal income tax purposes. However, the Fund has not requested and will not request direct guidance from the IRS specifically addressing whether the Fund's method of allocation will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with the Fund and attempt to reallocate the Fund's net capital gains, other taxable income and foreign taxes paid.

WITHHOLDING AND OTHER TAXES

     Ordinary Income Dividends (but not Capital Gain Dividends) paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on Ordinary Income Dividends, Capital Gain Dividends and redemption payments ("backup withholding"). A shareholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form with the payor (i.e., the financial institution or brokerage firm where the shareholder maintains his or her account), certifying under penalties of perjury that such shareholder's taxpayer identification number is correct and that such shareholder has never been notified by the IRS that he or she is subject to backup withholding, has been notified by the IRS that he or she is no longer subject to backup withholding, or is exempt from backup withholding. Corporate shareholders and certain other shareholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be credited against such shareholder's Federal income tax liability.

     Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Cumulative Preferred Stock.

     THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE APPLICABLE PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE SAI WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. FOR THE COMPLETE PROVISIONS APPLICABLE TO BOTH SHAREHOLDERS AND THE FUND, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY.

                 CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

     The Fund presently has provisions in its Charter and By-Laws (together, in each case, its "Governing Documents") which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's Directors or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "antitakeover" provisions. The Board of Directors of the Fund is divided into three classes, each having a term of no more than three years. Each year the term of one class of Directors will expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors. Such system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Directors. See "Management of the Fund" in the SAI. A Director of the Fund may be removed with or without cause by a vote of a majority of the votes entitled to be cast for the election of Directors of the Fund. In addition, the affirmative vote of the holders of 66 2/3% of each class of its outstanding voting shares is required to authorize the conversion of the Fund from a closed-end to an open-end investment company or generally to authorize any of the following transactions:

          (i) merger or consolidation of the Fund with or into any other corporation;

          (ii) issuance of any securities of the Fund to any person or entity for cash;

          (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

          (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board of Directors approves the transaction. Reference is made to the Governing Documents of the Fund on file with the Commission; for the full text of these provisions, see "Additional Information."

     The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. The Board of Directors has determined that the foregoing voting requirements are in the best interests of the shareholders generally.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     State Street Bank and Trust Company serves as Custodian for the Fund's cash and securities as well as the Transfer Agent and Dividend-Disbursing Agent for its shares. Boston EquiServe LP, an affiliate of State Street, performs the shareholder services on behalf of State Street and is located at 150 Royall Street, Canton, MA 02021. State Street does not assist in and is not responsible for investment decisions involving assets of the Fund.

                                  UNDERWRITING

     Upon the terms and subject to the conditions contained in the Underwriting Agreement dated the date hereof, each Underwriter named below for whom Smith Barney Inc. and Gabelli & Company, Inc. are acting as the Representatives (the "Representatives") has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of shares of Cumulative Preferred Stock set forth opposite the name of such Underwriter:

                                                                                    NUMBER OF
NAME                                                                                 SHARES
----------------------------------------------------------------------------------  ---------
Smith Barney Inc. ................................................................
Gabelli & Company, Inc. ..........................................................
                                                                                    ---------

                                                                                    ---------
          Total...................................................................  1,250,000
                                                                                    =========

     The Underwriting Agreement provides that the obligations of the Underwriters to pay for and accept delivery of the shares of Cumulative Preferred Stock offered hereby are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to take and pay for all shares of Cumulative Preferred Stock offered hereby if any are taken.

     The Underwriters propose to offer part of the shares of Cumulative Preferred Stock offered hereby directly to the public at the public offering price set forth on the cover page of this Prospectus and part of the shares to certain dealers at a price which represents a concession not in excess of $
per share under the public offering price. The Underwriters may allow, and such
dealers may reallow, a concession not in excess of $     per share to certain
other dealers. After the initial offering of the shares of Cumulative Preferred Stock to the public, the public offering price and such concessions may be
changed by the Underwriters. The underwriting discount of $     per share is
equal to      % of the initial offering price. Investors must pay for any shares of Cumulative Preferred Stock purchased on or before June, 1997.

     The Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the 1933 Act.

     The Underwriters have advised the Fund that, pursuant to Regulation M under the 1933 Act, certain persons participating in the Offering may engage in transactions, including stabilizing bids, syndicate covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Cumulative Preferred Stock at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Cumulative Preferred Stock on behalf of the Underwriters for the purpose of fixing or maintaining the price of the Cumulative Preferred Stock. A "syndicate covering transaction" is a bid for or purchase of the Cumulative Preferred Stock on behalf of the Underwriters to reduce a short position incurred by the Underwriters in connection with the Offering. A "penalty bid" is an arrangement permitting the Underwriters to reclaim the selling concession otherwise accruing to an Underwriter or selling group member in connection with the Offering if any of the Cumulative Preferred Stock originally sold by such Underwriter or selling group member is purchased in a syndicate covering transaction and has therefore not been effectively placed by such Underwriter or selling group member. The Underwriters have advised the Company that such transactions may be effected on the NYSE otherwise and, if commenced, may be discontinued at any time.

     The Underwriters have acted in the past and may continue to act from time to time during and subsequent to the completion of the offering of Cumulative Preferred Stock hereunder as a broker or dealer in connection with the execution of portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.

     Prior to the Offering, there has been no public market for the Cumulative Preferred Stock. Application has been made to list the Cumulative Preferred Stock on the NYSE. However, during an initial period which is not expected to exceed 30 days after the date of this Prospectus, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period.

     Gabelli & Company, Inc. is a wholly-owned subsidiary of Gabelli Securities, Inc., which is a majority-owned subsidiary of the Adviser which is, in turn, owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli, the Fund's President and Chief Investment Officer, may be deemed to be a "controlling person" of Gabelli & Company, Inc. For additional Information regarding these affiliations, see "Management of the Funds." The Underwriters and the Fund have retained Financial Products Group, Inc. to provide certain services in connection with the Offering.

     Smith Barney Inc. and Gabelli & Company, Inc. have provided investment banking and financial advisory services to the Fund.

                                 LEGAL MATTERS

     Certain matters concerning the legality under Maryland law of the Cumulative Preferred Stock will be passed on by Miles & Stockbridge, Baltimore, Maryland. Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, special counsel to the Fund, and by Simpson Thacher & Bartlett (a partnership which includes professional corporations), New York, New York, counsel to the Underwriters. Skadden, Arps, Slate, Meagher & Flom LLP and Simpson Thacher & Bartlett will each rely as to matters of Maryland law on the opinion of Miles & Stockbridge.

                                    EXPERTS
     Price Waterhouse LLP, independent accountants, are the independent accountants of the Fund. The audited financial statements of the Fund and the information appearing under the caption "Financial Highlights" included in this Prospectus have been audited by Price Waterhouse LLP for the periods indicated in its report with respect thereto, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing. Price Waterhouse LLP has an office at 1177 Avenue of the Americas, New York, New York 10036, and also performs tax and other professional services for the Fund.

                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the SEC: Northeast Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648; and Midwest Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and copies of such material can be obtained from the Public Reference Section of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.
     The Fund's Common Stock is listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.
     This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Cumulative Preferred Stock offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.
                            TABLE OF CONTENTS OF SAI
     An SAI dated May   , 1997 has been filed with the SEC and is incorporated
by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

                               TABLE OF CONTENTS


                                                                                       PAGE
                                                                                       -----
INVESTMENT OBJECTIVES AND POLICIES...................................................    B-2
INVESTMENT RESTRICTIONS..............................................................   B-11
MANAGEMENT OF THE FUND...............................................................   B-12
THE ADVISER..........................................................................   B-17
PORTFOLIO TRANSACTIONS...............................................................   B-18
TAXATION.............................................................................   B-19
MOODY'S DISCOUNT FACTORS.............................................................   B-23
NET ASSET VALUE......................................................................   B-27
GENERAL INFORMATION..................................................................   B-28
BENEFICIAL OWNER.....................................................................   B-29
FINANCIAL STATEMENTS.................................................................   B-29

                                    GLOSSARY

     "Adjusted Assets" means the aggregate Adjusted Value of all the Moody's Eligible Assets.

     "Adjusted Value" of each Moody's Eligible Asset shall be computed as follows:

          (i) Cash shall be valued at 100% of the face value thereof; and

          (ii) all other Moody's Eligible Assets shall be valued at the Discounted Value thereof; and

          (iii) each asset that is not a Moody's Eligible Asset shall be valued at zero.

     "Articles Supplementary" means the Fund's Articles Supplementary creating and fixing the rights of the Cumulative Preferred Stock.

     "Asset Coverage" has the meaning set forth on page 24 of this Prospectus.

     "Basic Maintenance Amount" means, as of any Valuation Date, the dollar amount equal to (i) the sum of (A) the product, calculated separately for each series of Cumulative Preferred Stock, of the number of shares of Cumulative Preferred Stock outstanding on such Valuation Date multiplied by the liquidation preference per share; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each outstanding share of Cumulative Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to a series of the Cumulative Preferred Stock, then from the Date of Original Issue) through the Valuation Date plus all dividends to accumulate on the Preferred Stock then outstanding during the 70 days following such Valuation Date or, if less, during the number of days following such Valuation Date that shares of Preferred Stock called for redemption are scheduled to remain outstanding; (C) the Fund's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Fund by the issuance of Common Stock will not be included as a liability) and such liabilities projected to become due and payable the Fund during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); (D) any current liabilities of the Fund as of such Valuation Date to the extent not reflected in any of (i)(A) through
(i)(C) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation Date) less (ii) the Adjusted Value of any of the Fund's assets if such assets are either cash or evidences of indebtedness which mature prior to or on the date of redemption or repurchase of Preferred Stock or payment of another liability and are either U.S. Government Obligations or evidences of indebtedness which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1+ or A-1+, and are irrevocably held by the Fund's custodian bank in a segregated account or deposited by the Fund with the Dividend - Disbursing Agent for the payment of the amounts needed to redeem or repurchase Cumulative Preferred Stock subject to redemption or repurchase or any of (i)(B) through
(i)(D) and provided that in the event the Fund has repurchased Cumulative Preferred Stock at a price of less than the liquidation preference thereof and irrevocably segregated or deposited assets as described above with its custodian bank or the Dividend - Disbursing Agent for the payment of the repurchase price the Fund may deduct 100% of the liquidation preference of such Cumulative Preferred Stock to be repurchased from (i) above.

     "Basic Maintenance Report" has the meaning set forth on page 25 of this Prospectus.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and that is neither a Saturday, Sunday nor any other day on which banks in the City of New York are authorized by law to close.

     "Charter" means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary), of the Fund on file in the State Department of Assessments and Taxation of Maryland.

     "Common Stock" means the Common Stock, par value $.001 per share, of the Fund.

     "Cumulative Preferred Stock" means the   % Cumulative Preferred Stock, par
value $.001 per share, of the Fund.


     "Cure Date" has the meaning set forth on page 26 of this Prospectus.


     "Date of Original Issue" has the meaning set forth on page 24 of this Prospectus.

     "Deposit Assets" means cash, Short-Term Money Market Instruments and U.S. Government Obligations. Except for determining whether the Fund has Adjusted Assets equal to or greater than the Basic Maintenance Amount, each Deposit Asset will be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Asset but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

     "Discounted Value" means, with respect to a Moody's Eligible Asset, the quotient of (A) in the case of non-convertible fixed income instruments, the lower of the principal amount or liquidation preferences and the market value thereof or (B) in the case of any other Moody's Eligible Assets, the market value thereof, divided by the applicable Moody's Discount Factor.

     "Dividend-Disbursing Agent" means State Street Bank and Trust Company and its successors or any other paying agent appointed by the Fund.

     "Dividend Payment Date" has the meaning set forth on page 24 of this Prospectus.

     "Fund" means The Gabelli Global Multimedia Trust Inc., a Maryland corporation.


     "Liquidation Payment" has the meaning set forth on page 27 of this Prospectus.


     "Moody's" means Moody's Investors Service, Inc.

     "Moody's Discount Factor" means, with respect to a Moody's Eligible Asset specified below, the numbers set forth in the SAI under the heading "Moody's Discount Factors."

     "Moody's Eligible Assets" means:

     i. cash (including, for this purpose, receivables for investments sold to a counterparty whose senior debt securities are rated at least Baa3 by Moody's or a counterparty approved by Moody's and payable within five Business Days following such Valuation Date and dividends and interest receivable within 70 days on investments);

     ii. Short-Term Money Market Instruments;

     iii. commercial paper that is not includible as a Short-Term Money Market Instrument having on the Valuation Date a rating from Moody's of at least P-1 and maturing within 270 days;

     iv. preferred stocks (A) which either (1) are issued by issuers whose senior debt securities are rated at least Baa1 by Moody's or (2) are rated at least "baa3" by Moody's (or in the event an issuer's senior debt securities or preferred stock is not rated by Moody's, which either (1) are issued by an issuer whose senior debt securities are rated at least A- by S&P or (2) are rated at least A- by S&P and for this purpose have been assigned a Moody's equivalent rating of at least "baa3"), (B) of issuers which have (or, in the case of issuers which are special purpose corporations, whose parent companies have) common stock listed on the NYSE, the American Stock Exchange or the NASDAQ National Market System, (C) which have a minimum issue size (when taken together with other of the issuer's issues of similar tenor) of $50,000,000, (D) which have paid cash dividends consistently during the preceding three-year period (or, in the case of new issues without a dividend history, are rated at least "a1" by Moody's or, if not rated by Moody's, are rated at least AA- by S&P), (E) which pay cumulative cash dividends in U.S. dollars, (F) which are not convertible into any other class of stock and do not have warrants attached, (G) which are not issued by issuers in the transportation industry and (H) in the case of auction rate preferred stocks, which are rated at least "aa3" by Moody's, or if not rated by Moody's, AAA by S&P or are otherwise approved in writing by Moody's and have never had a failed auction; provided, however, that for this purpose the aggregate market value of the Fund's holdings of any issue of preferred stock will not be less than $500,000 nor more than $5,000,000;

     v. common stocks (A) which are traded on the NYSE, the American Stock Exchange or through the NASDAQ system in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, (C) which may be sold without restriction by the Fund; provided, however, that (1) common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset after 71 days following the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (2) the aggregate market value of the Fund's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the number of outstanding shares times the market value of such common stock shall not be a Moody's Eligible Asset, and (D) which are securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate market value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 6% of the aggregate market value of the outstanding shares of common stock of such issuer or in excess of 10% of the market value of the Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction shall not be a Moody's Eligible Asset;

     vi. U.S. Government Obligations;

     vii. corporate evidences of indebtedness (A) which are rated at least B3 (Caa subordinate) by Moody's (or, in the event the security is not rated by Moody's, the security is rated at least BB- by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), with such rating confirmed on each Valuation Date, (B) which have a minimum issue size of at least (x) $100,000,000 if rated at least Baa3 or (y) $50,000,000 if rated B or Ba3, (C) which are U.S. dollar denominated and pay interest in cash in U.S. dollars, (D) which are not convertible or exchangeable into equity of the issuing corporation and have a maturity of not more than 30 years, (E) for which, if rated below Baa3, the aggregate market value of the Fund's holdings do not exceed 10% of the aggregate market value of any individual issue of corporate evidences of indebtedness calculated at the time of original issuance,
(F) the cash flow from which must be controlled by an indenture trustee and (G) which are not issued in connection with a reorganization under any bankruptcy law;

     viii. convertible corporate evidences of indebtedness (A) which are issued by issuers whose senior debt securities are rated at least B2 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by issuers whose senior debt securities are rated at least BB by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), (B) which are convertible into common stocks which are traded on the NYSE or the American Stock Exchange or are quoted on the NASDAQ National Market System and (C) which, if cash dividend paying, pay cash dividends in U.S. dollars; provided, however, that once convertible corporate evidences of indebtedness have been converted into common stock, the common stock issued upon conversion must satisfy the criteria set forth in clause (v) above and other relevant criteria set forth in this definition in order to be a Moody's Eligible Asset;

provided, however, that the Fund's investments in auction rate preferred stocks described in clause (iv) above shall be included in Moody's Eligible Assets only to the extent that the aggregate market value of such stocks does not exceed 10% of the aggregate market value of all of the Fund's investments meeting the criteria set forth in clauses (i) through (vii) above less the aggregate market value of those investments excluded from Moody's Eligible Assets pursuant to the proviso appearing after clause (ix) below; and

     (ix) no assets which are subject to any lien or irrevocably deposited by the Fund for the payment of amounts needed to meet the obligations described in clauses (i)(A) through (i)(D) of the definition of "Basic Maintenance Amount" may be includible in Moody's Eligible Assets.

     Notwithstanding anything to the contrary in the preceding clauses (i)-(ix), the Fund's investment in preferred stock, common stock, corporate evidences of indebtedness and convertible corporate evidences of indebtedness shall not be treated as Moody's Eligible Assets except to the extent they satisfy the following diversification requirements (utilizing Moody's industry and sub-industry categories):

ISSUER:

                                                               NON-UTILITY             UTILITY
                                                             MAXIMUM SINGLE        MAXIMUM SINGLE
                   MOODY'S RATING(1)(2)                       ISSUER(3)(4)          ISSUER(3)(4)
-----------------------------------------------------------  ---------------       ---------------
"aaa", Aaa.................................................        100%                  100%
"aa", Aa...................................................         20%                   20%
"a", A.....................................................         10%                   10%
CS/CB, "Baa", Baa(5).......................................          6%                    4%
Ba.........................................................          4%                    4%
B1/B2......................................................          3%                    3%
B3 (Caa subordinate).......................................          2%                    2%

                                                                             UTILITY        UTILITY
                                                         NON-UTILITY         MAXIMUM        MAXIMUM
                                                        MAXIMUM SINGLE     SINGLE SUB-      SINGLE
                  MOODY'S RATING(1)                      INDUSTRY(3)       INDUSTRY(3)(6)   STATE(3)
------------------------------------------------------  --------------     ------------     -------
"aaa", Aaa............................................       100%              100%           100%
"aa", Aa..............................................        60%               60%            20%
"a", A................................................        40%               50%            10%(7)
CS/CB, "baa", Baa(5)..................................        20%               50%             7%(7)
Ba....................................................        12%               12%             0%
B1/B2.................................................         8%                8%             0%
B3 (Caa subordinate)..................................         5%                5%             0%

---------------
(1) The equivalent Moody's rating must be lowered one full rating category for preferred stocks, corporate bonds and convertible corporate bonds rated by S&P but not by Moody's.

(2) Corporate bonds from issues ranging $50,000,000 to $100,000,000 are limited to 20% of Moody's Eligible Assets.

(3) The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower Moody's rating category.

(4) Issuers subject to common ownership of 25% or more are considered as one name.

(5) CS/CB refers to common stock and convertible corporate evidences of indebtedness, which are diversified independently from the rating level.

(6) In the case of utility common stock, utility preferred stock, utility, evidences of indebtedness and utility convertible evidences of indebtedness, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7) Such percentage will be 15% in the case of utilities regulated by California, New York and Texas.

     "1933 Act" means The Securities Act of 1933, as amended.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "Notice of Redemption" has the meaning set forth on page 26 of this Prospectus.

     "Preferred Stock" means the preferred stock, par value $.001 per share, of the Fund, and includes the Cumulative Preferred Stock.

     "Quarterly Valuation Date" means the last Valuation Date in March, June, September and December of each year, commencing June, 1997.


     "Redemption Price" has the meaning set forth on page 26 of this Prospectus.


     "SEC" means the Securities and Exchange Commission.

     "Short-Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund (or, in the case of an instrument specified by clauses (i) and (ii) below, on the Valuation Date), the remaining terms to maturity thereof are not in excess of 90 days:

     (i) U.S. Government Obligations;

     (ii) commercial paper that is rated at the time of purchase or acquisition and the Valuation Date at least P-1 by Moody's and is issued by an issuer (or guaranteed or supported by a person or entity other than the issuer) whose long-term unsecured debt obligations are rated at least Aa3 by Moody's;

     (iii) demand or time deposits in or certificates of deposit of or banker's acceptances issued by (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) if, in each case, the commercial paper, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company at the time of purchase or acquisition and the Valuation Date, have (1) credit ratings from Moody's of at least P-1 in the case of commercial paper and (2) credit ratings from Moody's of at least Aa3 in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements will be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's will be at least A2; and provided, further, however, that the foregoing credit rating requirements will be deemed to be met with respect to a depository institution or trust company if
(1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the commercial paper, if any, of such depository institution or trust company is not rated below P-1 by Moody's and (3) the holding company will meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund);

     (iv) repurchase obligations with respect to any U.S. Government Obligation entered into with a depository institution, trust company or securities dealer (acting as principal) which is rated (A) at least Aa3 if the maturity is three months or less, (B) at least A1 if the maturity is two months or less and (C) at least A2 if the maturity is one month or less; and

     (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company meeting the credit rating requirements of commercial paper and long-term unsecured debt obligations specified in clause (iii) above, provided that the interest receivable by the Fund will be payable in U.S. dollars and will not be subject to any withholding or similar taxes.

     "S&P" means Standard & Poor's Ratings Services.

     "U.S. Government Obligations" means direct non-callable obligations of the United States, provided that such direct obligations are entitled to the full faith and credit of the United States and that any such obligations, other than United States Treasury Bills and U.S. Treasury Securities Strips, provide for the periodic payment of interest and the full payment of principal at maturity.

     "Valuation Date" means the day of the week specified by the Board of Directors for the weekly determination of net asset value of the Fund.

======================================================

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE UNDERWRITERS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY CIRCUMSTANCE IN WHICH SUCH AN OFFER OR SOLICITATION IS UNLAWFUL.

                            ------------------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Prospectus Summary....................    3
Financial Highlights..................   10
Use of Proceeds.......................   11
Capitalization........................   11
The Fund..............................   12
Investment Objectives and Policies....   12
Special Investment Methods............   14
Risk Factors and Special
  Considerations......................   18
Management of the Fund................   20
Dividend and Distribution Policy......   22
Description of Cumulative Preferred
  Stock...............................   22
Description of Capital Stock and Other
  Securities..........................   29
Taxation..............................   30
Certain Provisions of the Charter and
  By-laws.............................   33
Custodian, Transfer Agent and
  Dividend-Disbursing Agent...........   34
Underwriting..........................   34
Legal Matters.........................   35
Experts...............................   35
Additional Information................   35
Table of Contents of SAI..............   36
Glossary..............................   37


======================================================

======================================================
                                1,250,000 SHARES

                      (GLOBAL MULTIMEDIA TRUST INC. LOGO)
                           % CUMULATIVE PREFERRED STOCK
                                  ------------
                                   PROSPECTUS
                                  MAY   , 1997
                                ---------------
                               SMITH BARNEY INC.
                            GABELLI & COMPANY, INC.
======================================================

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                   SUBJECT TO COMPLETION, DATED MAY 30, 1997


                               THE GABELLI GLOBAL

                             MULTIMEDIA TRUST INC.

                              ONE CORPORATE CENTER
                            RYE, NEW YORK 10580-1434
                    TELEPHONE 1-800-GABELLI (1-800-422-3554)

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY   , 1997

     This Statement of Additional Information (the "SAI") relates to The Gabelli Global Multimedia Trust Inc. (the "Fund"), and is not a prospectus. This SAI contains additional and more detailed information and should be read in conjunction with the balance of the Fund's registration statement. Additional copies of the SAI may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above.

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
INVESTMENT OBJECTIVES AND POLICIES....................................................   B-2
INVESTMENT RESTRICTIONS...............................................................  B-11
MANAGEMENT OF THE FUND................................................................  B-12
THE ADVISER...........................................................................  B-17
PORTFOLIO TRANSACTIONS................................................................  B-18
TAXATION..............................................................................  B-19
MOODY'S DISCOUNT FACTORS..............................................................  B-23
NET ASSET VALUE.......................................................................  B-27
GENERAL INFORMATION...................................................................  B-28
BENEFICIAL OWNER......................................................................  B-29
FINANCIAL STATEMENTS..................................................................  B-29

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is long-term growth of capital. Income is a secondary objective. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock and other securities of companies in the telecommunications, media, publishing and entertainment industries. See "Investment Objectives and Policies" in the Prospectus.

INVESTMENT PRACTICES

     CORPORATE REORGANIZATIONS. Subject to the Fund's policy of investing at least 65% of its total assets in companies involved in the telecommunications, media, publishing and entertainment industries, the Fund may without limit invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgement of Gabelli Funds, Inc. (the "Adviser"), there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

     In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when: the discount significantly overstates the risk of the contingencies involved; the market significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or the market fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process.

     TEMPORARY INVESTMENTS. Although under normal market conditions at least 65% of the Fund's assets will consist of common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing and entertainment industries, when a temporary defensive posture is believed by the Adviser to be warranted ("temporary defensive periods"), the Fund may hold without limitation cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the United States government, its agencies or instrumentalities ("U.S. Government Securities"); commercial paper rated A-1 or higher by Standard & Poor's Rating's Services ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"); and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. The Fund may also invest up to 10% of the market value of its total assets during temporary defensive periods in shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements in respect of those securities. Money market mutual funds are investment companies and the investments by the Fund in those companies are subject to certain other limitations. See "Investment Restrictions." As a shareholder in a mutual fund, the Fund will bear its ratable share of the fund's expenses, including management fees, and will remain subject to payment of the fees to the Adviser with respect to assets so invested.

     LOWER RATED SECURITIES. The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated CCC or lower by S&P or Caa or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

     Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair market value to respond to changes in the economy or the financial markets.

     Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a typical feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     The Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

     In addition to using recognized rating agencies and other sources, the Adviser also performs its own analysis in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

     Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might not change their ratings of a particular issue or reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities.

     The market for certain lower rated and comparable unrated securities has in the past experienced a major economic recession. The recession adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

     As a result of all these factors, the net asset value of the Fund to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher rated debt securities.

     OPTIONS. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security or currency to the writer and obligating the writer to purchase the underlying security or currency from the holder.

     A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instrument held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once it has been assigned an exercise notice, the Fund will be able to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

     In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     The Fund also may buy or sell and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

     Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

     Price movements in the portfolio of the Fund may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

     The Fund has qualified, and intends to continue to qualify, as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). One requirement for such qualification is that the Fund must derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months. Therefore, the Fund may be limited in its ability to engage in options transactions.

     Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of bona fide hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government Securities.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A "purchaser" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts.

     No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

     Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

     In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act") an amount of cash, U.S. Government Securities or other high grade debt securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, thereby ensuring that the use of the contract is unleveraged. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. Government Securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call options, respectively (but are not less than the stock price of the call option or the market price at which the short positions were established).

     Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

     Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

     Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

     LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Subject to the guidelines of the Board of Directors, the Fund may engage in transactions in futures contracts and options hereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

     Regulations of the CFTC applicable to the Fund permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) non-hedging transactions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of the Fund's liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

     In addition, investment in future contracts and related options may be limited by the applicable Rating Agency Guidelines.

     FORWARD CURRENCY EXCHANGE CONTRACTS. The Fund may engage in currency transactions otherwise than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. The Fund's dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

     The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Fund's custodian or subcustodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's commitment with respect to the forward contract.

     At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to delivery. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

     The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

     If a decline in any currency is generally anticipated by the Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

     SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     ADDITIONAL RISKS OF FOREIGN OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FORWARD CONTRACTS. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

     RISKS OF CURRENCY TRANSACTIONS. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

     WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid high-grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

     SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

     The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

     When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government Securities or other highly liquid debt securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian, State Street Bank and Trust Company ("State Street"), an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to a total of 15% of its net assets in securities that are subject to restrictions on resale and securities the markets for which are illiquid, including repurchase agreements with more than seven days to maturity. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.

     To the extent it can do so consistent with the foregoing limitations, the Fund may invest in non-publicly traded securities, including securities that are not registered under the Securities Act of 1933, as amended, but that can be offered and sold to qualified institutional buyers under Rule 144A under that Act. The Board of Directors has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

                            INVESTMENT RESTRICTIONS

     The Fund operates under the following restrictions that constitute fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

     The Fund may not:

          1. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry other than the telecommunications, media, publishing and entertainment industries. This restriction does not apply to investments in U.S. Government Securities.

          2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the total assets of the Fund would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Fund would be invested in the securities of any one investment company or the Fund would own more than 3% of any other investment company's securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

          3. Purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          4. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          5. Make loans of money, except by the purchase of a portion of publicly distributed debt obligations in which the Fund may invest, and repurchase agreements with respect to those obligations, consistent with its investment objectives and policies. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, the Board of Directors of the Fund. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.

          6. Borrow money, except that the Fund may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its shares. The Fund also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Temporary borrowings may not exceed 5% of the value of the total assets of the Fund at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Fund exceeds 5% of its respective total assets, the Fund will make no further purchases of securities, although this limitation will not apply to repurchase transactions as described above.

          7. Issue senior securities, except to the extent permitted by applicable law.

          8. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

          9. Invest more than 15% of its total assets in illiquid securities, such as repurchase agreements with maturities in excess of seven days, or securities that at the time of purchase have legal or contractual restrictions on resale.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     Overall responsibility for management and supervision of the Fund rests with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Adviser.

     The names and business addresses of the Directors and Officers of the Fund are set forth in the following table, together with their positions with the Fund and their principal business occupations during the past five years and their affiliations, if any, with the Adviser or the Administrator. Directors who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by an asterisk. Cumulative Preferred Stock directors are indicated by a "+".

     As of April 30, 1997 the Directors and Officers of the Fund as a group beneficially owned 200,773 shares of the Fund equaling 1.78% of the Fund's outstanding shares.

                                          POSITION WITH            PRINCIPAL OCCUPATION DURING
NAME AND BUSINESS ADDRESS                   THE FUND                  PAST FIVE YEARS; AGE
----------------------------------  -------------------------  -----------------------------------
Dr. Thomas E. Bratter.............  Director                   Director, President and Founder,
  One Corporate Center                                         The John Dewey Academy (residential
  Rye, New York 10580-1434                                     college preparatory therapeutic
                                                               high school). Director of one other
                                                               registered investment company
                                                               advised by the Adviser. Dr. Bratter
                                                               is 56 years old. (10)
Bill Callaghan....................  Director                   President of Bill Callaghan
  One Corporate Center                                         Associates Ltd., an executive
  Rye, New York 10580-1434                                     search company. Director of two
                                                               other registered investment
                                                               companies advised by the Adviser.
                                                               Mr. Callaghan is 53 years old.
                                                               (3)(10)
Felix J. Christiana+..............  Director                   Retired; formerly Senior Vice
  One Corporate Center                                         President of Dollar Dry Dock
  Rye, New York 10580-1434                                     Savings Bank. Director/ Trustee of
                                                               seven other registered investment
                                                               companies advised by the Adviser or
                                                               its affiliates. Mr. Christiana is
                                                               71 years old.(1)(2)
                                                               (3)(4)(5)(8)(10)(13)
James P. Conn+....................  Director                   Managing Director of Financial
  One Corporate Center                                         Security Assurance since 1992;
  Rye, New York 10580-1434                                     Director of Santa Anita Realty
                                                               Enterprises, Inc. since 1995;
                                                               Director of Santa Anita Operating
                                                               Company since 1995; President and
                                                               Chief Executive Officer of Bay
                                                               Meadows Operating Company from 1988
                                                               through 1992. Director/ Trustee of
                                                               four other registered investment
                                                               companies advised by the Adviser.
                                                               Mr. Conn is 59 years old.
                                                               (1)(2)(10)(14)

                                          POSITION WITH            PRINCIPAL OCCUPATION DURING
NAME AND BUSINESS ADDRESS                   THE FUND                  PAST FIVE YEARS; AGE
----------------------------------  -------------------------  -----------------------------------
Mario J. Gabelli*.................  Chairman of the Board,     Chairman of the Board; President
  One Corporate Center              President and Chief In-    and Chief Investment Officer of the
  Rye, New York 10580-1434          vestment Officer           Adviser; Chairman of the Board and
                                                               Chief Executive Officer of GAMCO
                                                               Investors, Inc.; Chairman of the
                                                               Board and Chief Executive Officer
                                                               of Lynch Corporation; Director and
                                                               Adviser of Gabelli International
                                                               Ltd.; Director/Trustee of ten other
                                                               registered investment companies
                                                               advised by the Adviser or its
                                                               affiliates. Mr. Gabelli is 54 years
                                                               old. (1)(2)(3)(4)(5)(6)(7)
                                                               (8)(9)(10)(11)(12)
Karl Otto Pohl*...................  Director                   Partner of Sal Oppenheim Jr. & Cie
  One Corporate Center                                         (private investment bank);
  Rye, New York 10580-1434                                     President of the Deutsche
                                                               Bundesbank and Chairman of its
                                                               Central Bank Council from 1980
                                                               through 1991; Currently Board
                                                               Member of Zurich Versicherungs-
                                                               Gesellschaft (Insurance); the
                                                               International Council for JP Morgan
                                                               & Co.; Supervisory Board Member of
                                                               Royal Dutch; ROBECo/o Group; and
                                                               Advisory Director of Unilever N.V.
                                                               and Unilever Deutschland; German
                                                               Governor of The International
                                                               Monetary Fund (1980-1991); Board
                                                               Member, Bank for International
                                                               Settlements (1980-1991); and
                                                               Chairman of the European Economic
                                                               Community Central Bank Governors
                                                               (1990-1991); Director/Trustee of
                                                               twelve other registered investment
                                                               companies advised by the Adviser.
                                                               Mr. Pohl is 67 years old.(1)
                                                               (2)(3)(4)(5)(6)(7)(8)(9)(10)(11)
                                                               (12)
Anthony R. Pustorino..............  Director                   Certified Public Accountant.
  One Corporate Center                                         Professor of Accounting, Pace
  Rye, New York 10580-1434                                     University since 1965; Director,
                                                               President and shareholder of
                                                               Pustorino, Puglisi & Co., P.C.,
                                                               certified public accountants, from
                                                               1961 to 1990; Director/Trustee of
                                                               eight other registered investment
                                                               companies advised by the Adviser.
                                                               Mr. Pustorino is 71 years
                                                               old.(1)(2)(3)(4)(5)(10) (11)(12)

                                          POSITION WITH            PRINCIPAL OCCUPATION DURING
NAME AND BUSINESS ADDRESS                   THE FUND                  PAST FIVE YEARS; AGE
----------------------------------  -------------------------  -----------------------------------
Salvatore J. Zizza*...............  Director                   President and Chief Executive
  The Lehigh Group, Inc.                                       Officer of The Lehigh Group, Inc.
  810 Seventh Avenue, 27th Floor                               (an electrical supply wholesaler);
  New York, New York 10019                                     Chairman of the Executive Committee
                                                               and Director of Binnings Buildings
                                                               Products, Inc.; Director/Trustee of
                                                               three other registered investment
                                                               companies advised by the Adviser.
                                                               Mr. Zizza is 49 years old.
                                                               (1)(4)(10)
Bruce N. Alpert...................  Vice President and         Vice President and Chief Financial
  One Corporate Center              Treasurer                  and Administrative Officer of the
  Rye, New York 10580-1434                                     investment advisory division of the
                                                               Adviser since June 1988; Chief
                                                               Operating Officer, Vice President
                                                               and Treasurer of The Gabelli Value
                                                               Fund Inc. since September 1989;
                                                               President and Treasurer of The
                                                               Gabelli Asset Fund and The Gabelli
                                                               Growth Fund; Vice President and
                                                               Treasurer of all other registered
                                                               investment companies advised by the
                                                               Adviser. Mr. Alpert is 45 years
                                                               old.
James E. McKee....................  Secretary                  Vice President and General Counsel
  One Corporate Center                                         of the Adviser; General Counsel of
  Rye, New York 10580-1434                                     Gamco Investors, Inc.; Secretary of
                                                               all Funds advised by the Adviser
                                                               and Teton Advisers LLC; Branch
                                                               Chief U.S. Securities and Exchange
                                                               Commission - Northeast Regional
                                                               Office, 1992-1993; Staff Attorney,
                                                               U.S. Securities and Exchange
                                                               Commission -- Northeast Regional
                                                               Office, 1989-1992. Mr. McKee is 34
                                                               years old.

---------------
  * "Interested person" of the Fund, as defined in the 1940 Act. Mr. Gabelli is an "interested person" of the Fund as a result of his employment as an officer of the Fund and the Adviser. Mr. Gabelli is also a registered representative of an affiliated broker-dealer. Mr. Pohl receives fees from the Adviser but has no obligation to provide any services to it. Although this relationship does not appear to require designation of Mr. Pohl as an "interested person," the Fund is currently making such designation in order to avoid the possibility that Mr. Pohl's independence would be questioned. Mr. Zizza may be an "interested person" as a result of his association with Binnings Building Products, Inc., an entity controlled by GLI, Inc., an affiliate of the Adviser.

 (1) Trustee of The Gabelli Asset Fund

 (2) Trustee of The Gabelli Growth Fund

 (3) Director of The Gabelli Value Fund Inc.

 (4) Director of The Gabelli Convertible Securities Fund, Inc.

 (5) Director of Gabelli Equity Series Funds, Inc.

 (6) Trustee of The Gabelli Money Market Funds

 (7) Director of Gabelli Investor Funds, Inc.

 (8) Director of Gabelli Global Series Funds, Inc.

 (9) Director of Gabelli Gold Fund, Inc.

(10) Director of The Gabelli Equity Trust Inc.

(11) Director of Gabelli Capital Series Funds

(12) Director of Gabelli International Growth Fund, Inc.

(13) Trustee of The Treasurer's Fund, Inc.

(14) Trustee of the Westwood Funds

     The Board of Directors of the fund are divided into three classes, with a class having a term of no more than three years. Each year the term of office of one class of directors expires. See "Certain Provisions of the Charter and By-Laws" in the Prospectus.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director who is not affiliated with the Investment Adviser or its affiliates a fee of $3,000 per year plus $500 per Directors' meeting attended, together with each Director's actual out-of-pocket expenses relating to attendance at such meetings. In addition, if net assets of the Fund equal or exceed $500 million, each such non-interested Director will receive a fee of $500 per committee meeting attended and a fee of $500 per annum if the Director serves as chair of a committee of the Fund's Board of Directors. The aggregate remuneration accrued by the Fund during the year ended December 31, 1996 amounted to $37,354 (includes a prorated payment to Paul R. Ades, who served as a director from January 1996 to May 1996).

     The following table shows certain compensation information for the Directors of the Fund for the year ended December 31, 1996. None of the Fund's executive officers and Directors who are also officers or directors of the Adviser received any compensation from the Fund for such period. No executive officer or person affiliated with the Fund received compensation from the Fund in excess of $60,000.

                                                                 AGGREGATE             TOTAL
                                                                COMPENSATION     COMPENSATION FROM
                                                                 FROM FUND         FUND AND FUND
                                                                  (FISCAL         COMPLEX PAID TO
                       NAME OF DIRECTOR                            YEAR)            DIRECTORS*
--------------------------------------------------------------  ------------     -----------------
Mario J. Gabelli..............................................     $    0             $     0
Dr. Thomas E. Bratter.........................................     $5,000             $20,500(2)
Bill Callaghan................................................     $5,000             $34,500(3)
Felix J. Christiana...........................................     $5,000             $74,000(11)
James P. Conn.................................................     $5,000             $36,500(5)
Karl Otto Pohl................................................     $4,500             $77,750(16)
Anthony R. Pustorino..........................................     $5,000             $84,500(9)
Salvatore J. Zizza............................................     $5,000             $42,500(5)

---------------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 1996 by investment companies (including the Fund) from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies from which such person received compensation.

LIMITATION OF OFFICERS' AND DIRECTORS' LIABILITY

     The By-Laws of the Fund provide that the Fund will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, to the fullest extent permitted by law. In addition, the Articles of Incorporation of the Fund provide that the Fund's Directors and officers will not be liable to shareholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or the By-Laws protects or indemnifies a Director, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's active or deliberate dishonesty which is material to the cause of action or to the extent that the person received an improper benefit or profit in money, property or services to the extent of such money, property or services. In addition, indemnification is not permitted for any act or omission committed in bad faith which is material to the cause of action or, with respect to any criminal proceeding, if the person had reasonable cause to believe that the act or omission was unlawful. In addition, indemnification may not be provided in respect of any proceeding in which the person had been adjudged to be liable to the Fund.

                                  THE ADVISER

     The Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580-1434. The Adviser also serves as adviser to other closed-end and open-end investment companies with net assets in excess of $4.0 billion as of May 1, 1997.

     Pursuant to an Advisory Agreement (the "Advisory Agreement"), the Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Directors. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement. The expenses of computing the net asset value of the Fund are anticipated to be approximately $50,000 per year.

     The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. The Adviser has in turn retained First Data Investor Services, 53 State Street, Boston, MA 02109-2873, to act as sub-administrator to the Fund. See "Management of the Fund -- Administrator" in the Prospectus.

     For services rendered by the Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. The fees payable under the Advisory Agreement are higher than the fees payable by most registered investment companies. Notwithstanding the foregoing, the Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Cumulative Preferred Stock for any calendar year in which the total return of the Fund, including distributions and the advisory fee subject to potential waiver, allocable to common stock is less than the stated dividend rate of the Cumulative Preferred Stock.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Adviser's property, and that in the event the Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including the word "Gabelli."

     The Advisory Agreement was approved by the Board of Directors on at a meeting held on April 6, 1994 and was approved most recently by the Board of Directors on May 14, 1997. The Advisory Agreement is terminable without penalty by the Fund on not more than sixty days' written notice when authorized by the Board of Directors of the Fund, by the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or by the Adviser. The Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. The Advisory Agreement provides that, unless terminated, it will remain in effect so long as continuance of the Advisory Agreement is approved annually by the Board of Directors of the Fund, or the shareholders of the Fund and in either case, by a majority vote of the Directors who are not parties to the Advisory Contract or "interested persons" as defined in the 1940 Act of any such person cast in person at a meeting called specifically for the purpose of voting on the continuance of the Advisory Agreement.

     For each of the years ended December 31, 1994, December 31, 1995 and December 31, 1996, the Adviser was paid $83,054, $742,302 and $947,427, respectively, for advisory and administrative services rendered to the Fund.

FOREIGN CUSTODIAL ARRANGEMENTS

     Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, any foreign securities in the portfolio of the Fund may be held by subcustodians approved by the Directors of the Fund in accordance with the regulations of the Commission.

     Selection of any such subcustodians will be made by the Directors of the Fund following a consideration of a number of factors, including but not limited to the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the country or countries in which the subcustodians are located, and risks of potential nationalization or expropriation of assets of the Fund. In addition, the 1940 Act requires that certain foreign subcustodians, among other things, have shareholders' equity in excess of $200 million, have no lien on the Fund's assets and maintain adequate and accessible records.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of certain debt securities and securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. ("Gabelli & Company") may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Commission thereunder, as well as other regulatory requirements, the Fund's Board of Directors have determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as the price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

     For the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996, the Fund paid a total of $17,027, $109,262, $64,107, respectively, in brokerage commissions, of which Gabelli & Company received $2,595, $13,690 and $17,578, respectively, and of which Keeley Investment Corp., an affiliate of Gabelli & Company, received $0, $0 and $75, respectively. The amount received by Gabelli & Company, Inc. and Keeley Investment Corp. from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 1996 represented 27.4% and 0.12%, respectively, of the aggregate dollar amount of brokerage commissions paid by the Fund for such period. In addition, for the fiscal year ended December 31, 1996, the Fund paid brokerage commissions to Gabelli & Company, Inc. and Keeley Investment Corp. with respect to 28.3% and 0.12%, respectively, of the aggregate dollar amount of transactions by the Fund.

     Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

     Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate for the fiscal years ended December 31, 1995 and December 31, 1996 was 86.0% and 32.1%, respectively. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. The ability of the Fund to enter into certain short-term transactions will be limited by the requirement that certain gains on securities may not exceed 30% of its annual gross income for federal income tax purposes. However, portfolio turnover will not otherwise be a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and its shareholders.

                                    TAXATION

     The following discussion is a brief summary of certain additional tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

GENERAL

     The Fund has qualified as and intends to continue to qualify as and elect to be a regulated investment company (a "RIC") under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to U.S. Federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code) and its net capital gain (i.e., the excess of its net realized long-term capital gains over its net realized short-term capital losses) which it distributes to its shareholders in each taxable year., provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

     Qualification as a RIC requires, among other things, that the Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: stock, securities, options, futures, certain forward contracts, or foreign currencies (or any options, futures or forward contracts on foreign currencies) but only if such currencies are not directly related to the Fund's principal business of investing in stock or securities (the "30% limitation"); and (c) diversify its holdings so that, at the end of each quarter of each taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs).

TAXATION OF THE FUND

     If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify to be taxed as a RIC in any year, it would be subject to tax in such year on all of its taxable income, whether or not the Fund made any distributions. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Cumulative Preferred Shareholders and Common Shareholders as an net investment income dividend, its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

     Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to, at the minimum, the sum of (1) 98% of its net investment income for the calendar year, (2) 98% of its capital gain net income for the one year period ending on October 31 of such year (unless an election is made by a fund with a November or December year-end to use the fund's fiscal year), and (3) all ordinary income and capital gain net income for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. While the Fund intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than twelve months. Gain or loss on the sale of securities held for twelve months or less will be short-term capital gain or loss.

     Foreign currency gain or loss on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as net investment income and loss.

     If the Fund invests in stock of a passive foreign investment company ("PFIC"), the Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal income tax rate in effect for the year to which it was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund's net investment income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as Ordinary Income Dividend to shareholders.

     If the Fund invests in stock of a PFIC, the Fund may be able to elect to be a "qualified electing fund," in lieu of being taxable in the manner described in the above paragraph and to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which may be difficult to obtain. Alternatively, under proposed regulations not currently in effect, the

Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as net investment income, and any resulting loss would not be recognized.

     The Fund may invest in securities purchased at a discount and may therefore cause the Fund to accrue income before amounts due under the obligation are paid. The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes.

     As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income, as is required in order to avoid Fund-level taxation on the Fund's distributions, or might prevent it from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. The extent to which the Fund may liquidate securities at a gain may be limited by the 30% limitation (discussed above).

     If the Fund does not meet the asset coverage requirements of the 1940 Act and the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. See "Description of Cumulative Preferred Stock -- Dividends" and "Description of Capital Stock and Other Securities." Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to avoid Fund-level taxation on the Fund's distributions, or might prevent it from distributing enough income and capital gain to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will, be required to partially redeem the shares of Cumulative Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation on the Fund's undistributed income.

HEDGING TRANSACTIONS

     Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-the-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

     Hedging transactions undertaken by the Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

     The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gain or loss from the affected straddle positions.

     Because application of the straddle rules may affect the character and timing of the Fund's gains, losses and deductions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     The 30% limitation (discussed above) may limit the Fund's ability to engage in transactions in options, spreads, straddles, hedging transactions, forward or futures contracts and options on any of these positions because these transactions (1) are often consummated in less than three months, (2) may require the sale of portfolio securities held less than three months, and (3) may reduce the holding periods of certain securities within the Fund.

FOREIGN TAXES

     Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. If the Fund satisfies the distribution requirements to be taxed as a RIC during a taxable year, and if 50% of the Fund's total assets at the end of its taxable year consist of stock or securities of foreign corporations, it may elect to "pass-through" to its shareholders the ability to use the foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes. If the Fund makes such an election, a taxpayer would be required to include in income its proportionate share of the qualifying foreign taxes paid by the Fund and would be allowed to either deduct the amount of such taxes from its taxable income or to use such taxes as a credit against its U.S. federal income tax liability. In general, it will be more beneficial for a taxpayer to use its proportionate share of such taxes paid by the Fund as a foreign tax credit. If the Fund elects to pass-through the benefit of the deduction or credit allowed for qualifying foreign taxes it has paid in a given year, it will send each Shareholder a written notice of the portion of the Fund's dividends that represents income from sources within each foreign country and the amount of such Shareholder's proportionate share of foreign taxes paid to each foreign country.

TAXATION OF SHAREHOLDERS

     The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gains its share of such undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its Federal income tax liability and to claim refunds to the extent that the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gains included in such shareholder's gross income.

     Distributions of Ordinary Income Dividends are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Ordinary Income Dividends paid by the Fund may qualify for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of qualified dividends received from U.S. corporations. The amount of any dividend distribution eligible for the dividends received deduction will be designated by the Fund in a written notice to shareholders within 60 days of the close of the taxable year. Distributions of net capital gains designated as capital gain dividends ("Capital Gain Dividends"), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction.

     Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though it represents in part a return of invested capital.

     Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the day that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to such shares.

     Ordinary Income Dividends and Capital Gains Dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about the U.S. Federal, state, local or foreign tax consequences to them of investing in the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold Federal income tax at a rate of 31% on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

     THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE APPLICABLE PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY.

                            MOODY'S DISCOUNT FACTORS

     The following table identifies the Moody's Discount Factors used to discount particular Moody's Eligible Assets, as defined in the Prospectus, for a range of exposure periods.

                                                                  MOODY'S            MOODY'S
                                                              DISCOUNT FACTOR:   DISCOUNT FACTOR:
                                                                  (9 WEEK            (2 WEEK
TYPE OF MOODY'S ELIGIBLE ASSET:                               EXPOSURE PERIOD)   EXPOSURE PERIOD)
------------------------------------------------------------  ----------------   ----------------
Short Term Money Market Instruments (other than U.S.
  Government Obligations set forth below) and other
  commercial paper:
  Demand or time deposits, certificates of deposit and
     bankers' acceptances includible in the Rating Agency
     Short Term Money Market Instruments....................        1.00               1.00
  Commercial paper rated P-1 by the Rating Agency maturing
     in 30 days or less.....................................        1.00               1.00
  Commercial paper rated P-1 by the Rating Agency maturing
     in more than 30 days but in 270 days or less...........        1.15               1.15
  Commercial paper rated A-1+ by S&P maturing in 270 days or
     less...................................................        1.25               1.25
  Repurchase obligations includible in the Rating Agency
     Short Term Money Market Instruments if term is less
     than 30 days and counterparty is rated at least A2.....        1.00               1.00
  Other repurchase obligations..............................           *                  *
  -----------------
  * Discount Factors applicable to underlying assets.

                                                                  MOODY'S            MOODY'S
                                                              DISCOUNT FACTOR:   DISCOUNT FACTOR:
                                                                  (9 WEEK            (2 WEEK
TYPE OF MOODY'S ELIGIBLE ASSET:                               EXPOSURE PERIOD)   EXPOSURE PERIOD)
------------------------------------------------------------  ----------------   ----------------
stocks.............................3.003.00Preferred stocks:
  Auction rate preferred stocks.............................        3.50               3.50
  Other preferred stocks issued by issuers in the financial
     and industrial industries..............................        2.35               1.62
  Other preferred stocks issued by issuers in the utilities
     industry...............................................        1.60               1.40
U.S. Government Obligations (other than U.S. Treasury
  Securities Strips set forth below) with remaining terms to maturity of:
     1 year or less.........................................        1.08               1.04
     2 years or less........................................        1.15               1.09
     3 years or less........................................        1.20               1.12
     4 years or less........................................        1.26               1.15
     5 years or less........................................        1.31               1.18
     7 years of less........................................        1.40               1.21
     10 years or less.......................................        1.48               1.24
     15 years or less.......................................        1.54               1.25
     20 years or less.......................................        1.61               1.26
     30 years or less.......................................        1.63               1.26
  U.S. Treasury Securities Strips with remaining terms to
     maturity of:
     1 year or less.........................................        1.08               1.04
     2 years or less........................................        1.16               1.10
     3 years or less........................................        1.23               1.14
     4 years or less........................................        1.30               1.18
     5 years or less........................................        1.37               1.21
     7 years or less........................................        1.51               1.27
     10 years or less.......................................        1.69               1.34
     15 years or less.......................................        1.99               1.45
     20 years or less.......................................        2.28               1.54
     30 years or less.......................................        2.56               1.66
Corporate evidences of indebtedness:
  Corporate evidences of indebtedness rated Aaa with
     remaining terms to maturity of:
     1 year or less.........................................        1.14               1.10
     2 years or less........................................        1.21               1.13
     3 years or less........................................        1.26               1.18
     4 years or less........................................        1.32               1.21
     5 years or less........................................        1.38               1.23
     7 years or less........................................        1.47               1.27
     10 years or less.......................................        1.55               1.30
     15 years or less.......................................        1.62               1.31
     20 years or less.......................................        1.69               1.32
     30 years or less.......................................        1.71               1.33

                                                                  MOODY'S            MOODY'S
                                                              DISCOUNT FACTOR:   DISCOUNT FACTOR:
                                                                  (9 WEEK            (2 WEEK
TYPE OF MOODY'S ELIGIBLE ASSET:                               EXPOSURE PERIOD)   EXPOSURE PERIOD)
------------------------------------------------------------  ----------------   ----------------
  Corporate evidences of indebtedness rated Aa with
     remaining terms to maturity of:
     1 year or less.........................................        1.19               1.15
     2 years of less........................................        1.26               1.20
     3 years or less........................................        1.32               1.23
     4 years or less........................................        1.38               1.27
     5 years or less........................................        1.44               1.29
     7 years or less........................................        1.54               1.33
     10 years or less.......................................        1.63               1.36
     15 years or less.......................................        1.69               1.37
     20 years or less.......................................        1.77               1.38
     30 years or less.......................................        1.79               1.39
  Corporate evidences of indebtedness rated A with remaining terms to maturity of:
     1 year or less.........................................        1.24               1.20
     2 years or less........................................        1.32               1.26
     3 years or less........................................        1.38               1.29
     4 years or less........................................        1.45               1.33
     5 years or less........................................        1.51               1.35
     7 years or less........................................        1.61               1.39
     10 years or less.......................................        1.70               1.42
     15 years or less.......................................        1.77               1.43
     20 years or less.......................................        1.85               1.45
     30 years or less.......................................        1.87               1.45
  Corporate evidences of indebtedness rated at least Baa
     with remaining terms of maturity of:
     1 year or less.........................................        1.30               1.25
     2 years or less........................................        1.38               1.31
     3 years or less........................................        1.44               1.35
     4 years or less........................................        1.51               1.38
     5 years or less........................................        1.57               1.41
     7 years or less........................................        1.63               1.45
     10 years or less.......................................        1.77               1.48
     15 years or less.......................................        1.85               1.50
     20 years or less.......................................        1.94               1.51
     30 years or less.......................................        1.95               1.52

                                                                  MOODY'S            MOODY'S
                                                              DISCOUNT FACTOR:   DISCOUNT FACTOR:
                                                                  (9 WEEK            (2 WEEK
TYPE OF MOODY'S ELIGIBLE ASSET:                               EXPOSURE PERIOD)   EXPOSURE PERIOD)
------------------------------------------------------------  ----------------   ----------------
  Corporate evidences of indebtedness rated at least Ba with remaining terms of maturity of:
     1 year or less.........................................        1.41               1.36
     2 years or less........................................        1.49               1.42
     3 years or less........................................        1.56               1.46
     4 years or less........................................        1.63               1.50
     5 years or less........................................        1.70               1.53
     7 years or less........................................        1.82               1.57
     10 years or less.......................................        1.92               1.61
     15 years or less.......................................        2.00               1.62
     20 years or less.......................................        2.10               1.64
     30 years or less.......................................        2.11               1.64
  Corporate evidences of indebtedness rated at least B1 and
     B2 with remaining terms of maturity of:
     1 year or less.........................................        1.51               1.46
     2 years or less........................................        1.61               1.53
     3 years or less........................................        1.63               1.57
     4 years or less........................................        1.76               1.61
     5 years or less........................................        1.84               1.65
     7 years or less........................................        1.96               1.70
     10 years or less.......................................        2.07               1.73
     15 years or less.......................................        2.16               1.75
     20 years or less.......................................        2.26               1.76
     30 years or less.......................................        2.28               1.77
  Convertible corporate evidences of indebtedness with
     senior debt securities rated Aa issued by the following
     type of issuers:
     Utility................................................        1.80               1.28
     Industrial.............................................        2.97               1.75
     Financial..............................................        2.92               1.53
     Transportation.........................................        4.27               2.13
  Convertible corporate evidences of indebtedness with
     senior debt securities rated A issued by the following
     type of issuers:
     Utility................................................        1.85               1.33
     Industrial.............................................        3.02               1.80
     Financial..............................................        2.97               1.58
     Transportation.........................................        4.32               2.18

                                                                  MOODY'S            MOODY'S
                                                              DISCOUNT FACTOR:   DISCOUNT FACTOR:
                                                                  (9 WEEK            (2 WEEK
TYPE OF MOODY'S ELIGIBLE ASSET:                               EXPOSURE PERIOD)   EXPOSURE PERIOD)
------------------------------------------------------------  ----------------   ----------------
     issuers:Utility........................................        2.01               1.48
     Industrial.............................................        3.18               1.95
     Financial..............................................        3.13               1.73
     Transportation.........................................        4.48               2.33
  Convertible corporate bonds with senior debt securities
     rated Ba issued by the following type of issuers:
     Utility................................................        2.02               1.49
     Industrial.............................................        3.19               1.96
     Financial..............................................        3.14               1.74
     Transportation.........................................        4.49               2.34
  Convertible corporate bonds with senior debt securities
     rated B1 or B2 issued by the following type of issuers:
     Utility................................................        2.12               1.59
     Industrial.............................................        3.29               2.06
     Financial..............................................        3.24               1.84
     Transportation.........................................        4.59               2.44

                                NET ASSET VALUE

     The net asset value of the Fund's shares is computed based on the market value of the securities it holds and determined daily as of the close of regular trading on the New York Stock Exchange and reported in financial newspapers of general circulation as of the last day of each week.

     Portfolio securities which are traded only on stock exchanges are valued at the last sale price as of the close of regular trading on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market which are Nasdaq National Market securities are valued at the last sale price as of the close of regular trading on the day the securities are being valued. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Securities traded primarily on foreign exchanges are valued at the closing values of such securities on their respective exchanges as of the day the securities are being valued. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors of the Fund determines that such valuation does not constitute fair value.

     Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, and less the liquidation value of any preferred stock outstanding by the total number of shares outstanding at such time.

                              GENERAL INFORMATION

BOOK-ENTRY-ONLY ISSUANCE

     The Depository Trust Company ("DTC") will act as securities depository for the shares of cumulative preferred stock offered pursuant to the Prospectus (the "Securities"). The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The Securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global Security certificates initially will be issued, representing in the aggregate the total number of Securities, and deposited with DTC.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilities the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations ("Direct Participants"). Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants").

     Purchases of Securities within the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of a security ("Beneficial Owner") is in turn to be recorded on the Direct or Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchases, but Beneficial Owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participants through which the Beneficial Owners purchased Securities. Transfers of ownership interests in Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except as provided herein.

     DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices and will be the responsibility of such Participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to Direct Participants is the responsibility of DTC, and disbursement of such payments to the Beneficial Owners is the responsibility of Direct and indirect Participants. Furthermore each Beneficial Owner must rely on the procedures of DTC to exercise any rights under the Securities.

     Beneficial Owners may obtain certificates representing the Securities by contacting State Street Bank and Trust Company, which acts as transfer agent for the Fund's shares.

     DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the Securities will be printed and delivered.

COUNSEL AND INDEPENDENT ACCOUNTANTS

     Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022 is counsel to the Fund.

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants for the Fund.

                                BENEFICIAL OWNER

     There are no persons known to the Fund who may be deemed beneficial owners of 5% or more of shares of the Fund's Common Stock because they possessed or shared voting or investment power with respect to shares of the Fund's Common Stock. As of April 30, 1997, the Directors and Officers of the Fund as a group beneficially owned approximately 1.78% of the outstanding shares of the Fund's Common Stock.

                              FINANCIAL STATEMENTS

     The audited financial statements included in the Annual Report to the Fund's Shareholders for the fiscal year ended December 31, 1996, together with the report of Price Waterhouse LLP thereon, are incorporated herein by reference from the Fund's Annual Report to Shareholders filed with the Securities and Exchange Commission on March 18, 1997. All other portions of the Annual Report to Shareholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or by calling the Fund toll-free at 800-GABELLI (422-3554).

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

         (1)  Financial Statements(1)
         (2)   (a)  (1) Articles of Incorporation(2)
                    (2) Articles Supplementary(5)
               (b)  Amended and Restated By-Laws(3)
               (c)  Not Applicable
               (d)  Specimen Stock Certificate(4)
               (e)  Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan(2)
               (f)  Not Applicable
               (g)  Investment Advisory Agreement(2)
               (h)  (1) Form of Underwriting Agreement(6)
                    (2) Form of Master Agreement Among Underwriters(6)
               (i)  Not Applicable
               (j)  Custodian Agreement(3)
               (k)  Not Applicable
               (l)  Opinion and Consent of Counsel(6)
               (m)  Not Applicable
               (n)  Consent of Price Waterhouse LLP(5)
               (o)  Not Applicable
               (p)  Not Applicable
               (q)  Not Applicable
               (r)  Financial Data Schedule(4)

---------------
(1) Incorporated by reference from Registrant's Annual Report for the year ended December 31, 1996, File No. 811-8476, as filed with the Securities and Exchange Commission on March 18, 1997.

(2) Incorporated by reference from the Registrant's Registration Statement on Form N-2, File Nos. 33-60407 and 811-8476, as filed with the Securities and Exchange Commission on June 20, 1995.

(3) Incorporated by reference from Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File Nos. 33-60407 and 811-8476, as filed with the Securities and Exchange Commission on August 7, 1995.

(4) Incorporated by reference from the Registrant's Registration Statement on Form N-2, File Nos. 333-25487 and 811-8476, as filed with the Securities and Exchange Commission on April 18, 1997.

(5) Incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File Nos. 333-25487 and 811-8476, as filed with the Securities and Exchange Commission on May 23, 1997.


(6) Incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2, File Nos. 333-25487 and 811-8476, as filed with the Securities and Exchange Commission on May 29, 1997.


ITEM 25.  MARKETING ARRANGEMENTS

     See Exhibit 2(h) to this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

        SEC Registration fees.............................................  $  9,470
        New York Stock Exchange listing fee...............................    18,438
        Rating Agency fee.................................................    20,000
        Printing and engraving expenses...................................   100,000
        Auditing fees and expenses........................................    50,000
        Legal fees and expenses...........................................   100,000
        Blue Sky fees and expenses........................................    20,000
        Consulting fees...................................................   100,000
        Miscellaneous.....................................................    11,718
                                                                            --------
                  Total...................................................  $429,625
                                                                            ========

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Insofar as the following have substantially identical boards of directors or trustees they may be deemed with Registrant to be under common control: The Gabelli Asset Fund, The Gabelli Growth Fund and The Westwood Funds, each a Massachusetts Business Trust, The Gabelli Money Market Funds, The Gabelli Equity Trust Inc., The Gabelli Value Fund Inc., The Gabelli Investor Fund, Inc., Gabelli Capital Series Funds, Inc., The Gabelli Global Series Funds, Inc., The Gabelli Convertible Securities Fund, Inc., Gabelli International Growth Fund, Inc., Gabelli Gold Fund Inc. and Gabelli Equity Series Funds, Inc., each a Maryland corporation.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES AS OF APRIL 30, 1997

                                                                   NUMBER OF
                                TITLE OF CLASS                   RECORD HOLDERS
                -----------------------------------------------  --------------
                Capital Stock, par value $.001 per share.......      14,014

ITEM 29.  INDEMNIFICATION

     Under the Fund's Articles of Incorporation and Amended and Restated By-Laws, the directors and officers of the Company and Fund will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, as amended, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided however to any officer or director against any liability to the Registrant or its security-holders to which he or she would otherwise be subject by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Company by the directors or officers in connection with the Shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and partners of Gabelli Funds, Inc., reference is made to the Adviser's current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts and records of the Registrant are maintained in part at the office of the Advisor at One Corporate Center, Rye, New York 10580-1434, in part at the offices of the Custodian, State Street Bank & Trust Company, with offices at 1776 Heritage Drive, North Quincy, MA 02171, at the offices of the Fund's Administrator, First Data Investor Services, One Exchange Place, Boston, MA 02109, and in part at the offices of Boston EquiServe, 150 Royall Street, Mail Stop 45-02-62, Canton, MA 02021.

ITEM 32.  MANAGEMENT SERVICES

     Not applicable.

ITEM 33.  UNDERTAKINGS

     1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2. Not applicable.

     3. Not applicable.

     4. Not applicable.

     5. Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

     Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

     6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, State of New York, on the 30th day of May, 1997.


                                      THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                                      By:         /s/ BRUCE N. ALPERT
                                         ---------------------------------------
                                                     Bruce N. Alpert
                                              Vice President and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                  NAME                                       TITLE                       DATE
----------------------------------------   ------------------------------------------  --------

          /s/ MARIO J. GABELLI             Chairman of the Board and President         5/30/97
----------------------------------------
            Mario J. Gabelli

       /s/ DR. THOMAS E. BRATTER           Director                                    5/30/97
----------------------------------------
         Dr. Thomas E. Bratter

           /s/ BILL CALLAGHAN              Director                                    5/30/97
----------------------------------------
             Bill Callaghan

        /s/ FELIX J. CHRISTIANA            Director                                    5/30/97
----------------------------------------
          Felix J. Christiana

           /s/ JAMES P. CONN               Director                                    5/30/97
----------------------------------------
             James P. Conn

           /s/ KARL OTTO POHL              Director                                    5/30/97
----------------------------------------
             Karl Otto Pohl

        /s/ ANTHONY R. PUSTORINO           Director                                    5/30/97
----------------------------------------
          Anthony R. Pustorino

         /s/ SALVATORE J. ZIZZA            Director                                    5/30/97
----------------------------------------
           Salvatore J. Zizza

                        SCHEDULE OF EXHIBITS TO FORM N-2


 EXHIBIT                                                                                PAGE
  NUMBER                                     EXHIBIT                                   NUMBER
----------  -------------------------------------------------------------------------  ------
Exhibit A   (1) Articles of Incorporation*...........................................
            (2) Articles Supplementary...............................................
Exhibit B   Amended and Restated By-Laws*............................................
Exhibit C   Not Applicable...........................................................
Exhibit D   Specimen Stock Certificate*..............................................
Exhibit E   Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan*........
Exhibit F   Not Applicable...........................................................
Exhibit G   Investment Advisory Agreement*...........................................
Exhibit H   (1) Form of Underwriting Agreement*......................................
            (2) Form of Master Agreement Among Underwriters*.........................
Exhibit I   Not Applicable...........................................................
Exhibit J   Custodian Agreement*.....................................................
Exhibit K   Not Applicable...........................................................
Exhibit L   Opinion and Consent of Counsel*..........................................
Exhibit M   Not Applicable...........................................................
Exhibit N   Consent of Price Waterhouse LLP*.........................................
Exhibit O   Not Applicable...........................................................
Exhibit P   Not Applicable...........................................................
Exhibit Q   Not Applicable...........................................................
Exhibit R   Financial Data Schedule*.................................................


---------------
* Previously filed.